Filed Pursuant to Rule 433
                                                          File No. 333-132809-09

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE3 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                 $1,535,979,000
                                  (Approximate)
                                 GSAMP 2006-HE3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates


                                                              Initial
                Approximate       Primary      Expected        Pass-        Estimated     Principal      Expected
                 Principal       Collateral     Credit        Through       Avg. Life      Payment      Moody's/S&P
Certificates   Balance(1)(4)       Group       Support        Rate(5)       (yrs)(2)    Window(2)(3)    Ratings(6)
-------------------------------------------------------------------------------------------------------------------
A-1              $305,091,000     Group I        24.850%   LIBOR + [ - ]%        1.92   06/06 - 04/12     Aaa/AAA
A-2A             $528,768,000     Group II       24.850%   LIBOR + [ - ]%        0.95   06/06 - 02/08     Aaa/AAA
A-2B             $179,208,000     Group II       24.850%   LIBOR + [ - ]%        2.00   02/08 - 09/08     Aaa/AAA
A-2C             $154,223,000     Group II       24.850%   LIBOR + [ - ]%        3.25   09/08 - 04/12     Aaa/AAA
A-2D              $50,313,000     Group II       24.850%   LIBOR + [ - ]%        5.91   04/12 - 04/12     Aaa/AAA
M-1               $63,999,000   Group I & II     20.900%   LIBOR + [ - ]%        5.03   10/10 - 04/12     Aa1/AAA
M-2               $59,949,000   Group I & II     17.200%   LIBOR + [ - ]%        4.66   04/10 - 04/12     Aa2/AA+
M-3               $36,455,000   Group I & II     14.950%   LIBOR + [ - ]%        4.49   02/10 - 04/12     Aa3/AA+
M-4               $32,405,000   Group I & II     12.950%   LIBOR + [ - ]%        4.40   12/09 - 04/12      A1/AA
M-5               $29,974,000   Group I & II     11.100%   LIBOR + [ - ]%        4.34   11/09 - 04/12     A2/AA-
M-6               $27,544,000   Group I & II      9.400%   LIBOR + [ - ]%        4.29   10/09 - 04/12      A3/A+
M-7               $25,924,000   Group I & II      7.800%   LIBOR + [ - ]%        4.25   09/09 - 04/12     Baa1/A
M-8               $22,683,000   Group I & II      6.400%   LIBOR + [ - ]%        4.22   08/09 - 04/12     Baa2/A-
M-9               $19,443,000   Group I & II      5.200%   LIBOR + [ - ]%        4.21   08/09 - 04/12    Baa3/BBB+
-------------------------------------------------------------------------------------------------------------------
Total          $1,535,979,000
-------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates


-------------------------------------------------------------------------------------------------------------------
B-1               $19,442,000   Group I & II      4.000%   LIBOR + [ - ]%         N/A             N/A        N/A
B-2               $17,823,000   Group I & II      2.900%   LIBOR + [ - ]%         N/A             N/A        N/A
-------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated based on Mortgage Loan balances as of the Statistical Calculation Date, rolled one month forward using 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The rated final distribution date for the Certificates is the Distribution Date in May 2036 and the last scheduled distribution date for the Certificates is the Distribution Date in May 2046.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Group I                           Group II               Aggregate
------------------------------------------------------------------------------------------------------------------------------------
                                                Adjustable Rate     Fixed Rate    Adjustable Rate     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
Total Scheduled Principal Balance:                  $342,356,101    $66,639,838    $1,045,325,204    $177,875,656    $1,632,196,799
Number of Mortgage Loans:                                  2,473            873             4,948           2,442            10,736
Average Scheduled Principal Balance:                    $138,438        $76,334          $211,262         $72,840          $152,030
Weighted Average Gross Coupon:                             8.417%         8.908%            8.127%          9.585%            8.378%
Weighted Average Net Coupon:(8)                            7.907%         8.398%            7.617%          9.075%            7.868%
Weighted Average Current FICO Score:                         612            623               631             637               627
Weighted Average Original LTV Ratio:                       80.68%         63.88%            81.62%          49.44%            77.19%
Weighted Average Combined Original LTV Ratio:(9)           80.72%         82.12%            81.95%          88.65%            82.43%
Weighted Average Combined LTV
with Silent Seconds:(9)                                    88.15%         86.06%            92.65%          92.72%            91.45%
Weighted Average Std. Remaining Term (months):               362            331               360             298               353
Weighted Average Seasoning (months):                           2              2                 3               3                 3
Weighted Average Months to Roll:(10)                          24              0                23               0                23
Weighted Average Gross Margin:(10)                          6.51%          0.00%             6.33%           0.00%             6.38%
Weighted Average Initial Rate Cap:(10)                      2.37%          0.00%             2.54%           0.00%             2.50%
Weighted Average Periodic Rate Cap:(10)                     1.11%          0.00%             1.12%           0.00%             1.11%
Weighted Average Gross Max. Lifetime Rate:(10)             14.70%          0.00%            14.48%           0.00%            14.54%
Weighted Average % of Silent Seconds:(11)                  23.28%         17.79%            37.13%          16.14%            31.14%
Weighted Average DTI%:                                     42.66%         41.75%            43.47%          42.11%            43.08%
Weighted Average % of Loans with MI:                        0.00%          0.00%             0.06%           0.00%             0.04%


(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date .
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(10) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(11) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime, first and second lien, adjustable and fixed rate mortgage loans (the "Mortgage Loans"). Goldman Sachs Mortgage Company ("Goldman") purchased 57% of the Mortgage Loans via the Goldman Sachs Mortgage Conduit (the "Conduit") and the remaining 43% via bulk whole loan acquisitions. The underlying loans were originated by the following mortgage originators: SouthStar Funding Corp (26%), MILA, Inc. (19%), Aames Capital Corporation (15%), Meritage Mortgage Corporation (12%) and 33 other sellers which make up 28% of the entire pool, each less than 10%.

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.90%, and excess spread.

o The Mortgage Loans will be serviced by Litton Loan Servicing LP ("Litton"), Select Portfolio Servicing, Inc. ("SPS") and Avelo Mortgage, L.L.C. ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicers.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06HE3" and on Bloomberg as "GSAMP 06-HE3".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,573,244,467. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:              May 26, 2006

Cut-off Date:                       May 1, 2006

Statistical Calculation Date:       April 1, 2006

Expected Pricing Date:              On or prior to May 12, 2006

First Distribution Date:            June 26, 2006

Key Terms

Offered Certificates:               Class A and Class M Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Class B Certificates:               Class B-1 and Class B-2 Certificates

Non-Offered                         Class B Certificates and Residual
Certificates                        Certificates

Residual Certificates:              Class R, Class RC and Class RX Certificates

LIBOR Certificates:                 Offered Certificates and Class B
                                    Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicers:                          Litton Loan Servicing LP (57%), Select
                                    Portfolio Servicing, Inc (27%) and Avelo
                                    Mortgage,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    L.L.C. (16%)

Trustee:                            LaSalle Bank National Association

Master Servicer and                 Wells Fargo Bank, N.A.
Securities
Administrator:

Custodians:                         U.S. Bank National Association, J.P. Morgan
                                    Trust Company, National Association and
                                    Deutsche Bank National Trust Company

Swap Provider:                      TBD

Servicing Fee Rate:                 50 bps

Master Servicing and                Approximately 1 bp
Securities
Administrator Fee Rate:

Expense Fee:                        The aggregate of the Servicing Fee at the
                                    Servicing Fee Rate and the Master Servicing and Securities Administrator Fee at the Master Servicing and Securities
                                    Administrator Fee Rate

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing and Securities Administrator Fee
                                    Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay on all LIBOR Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual                    From the prior Distribution Date to the day
Period:                             prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).

Pricing Prepayment                  Adjustable rate Mortgage Loans: CPR starting
Assumption:                         at 5% CPR in the first month of the mortgage
                                    loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of subprime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $408,995,938 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $1,223,200,860 of Mortgage
                                    Loans with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage
                                    Loan balances as of the Statistical
                                    Calculation Date, rolled one month forward at 8% CPR:

                                    Initial Gross WAC(1):                8.3784%
                                      Less Fees & Expenses(2):           0.5100%
                                                                         ------
                                    Net WAC(1):                          7.8684%
                                      Less Initial LIBOR
                                      Certificate Coupon
                                      (Approx.)(3):                      5.1784%
                                       Less Initial Swap Outflow(3):     0.1243%
                                                                         ------
                                    Initial Excess Spread(1):            2.5658%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.
                                    (2)   Assumes a fee of 51 bps.
                                    (3)   Assumes 1-month LIBOR equal to 5.082%,
                                          initial marketing spreads and a 30-day
                                          month. This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              Each Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                    Date resulting from voluntary Principal
                                    Prepayments on the Mortgage Loans during the related Prepayment Period and (B) with respect to (i) Litton and Avelo, one-half of the applicable Servicing Fee received for the related Distribution Date, (ii) SPS, the aggregate of the applicable Servicing Fee payable for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Registration Statement              This term sheet does not contain all
and Prospectus:                     information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.90% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.80% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Statistical Calculation Date), and (3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 49.70%.

                 Initial Credit Enhancement
         Class          Percentage(1)         Stepdown Date Percentage
         -----   --------------------------   ------------------------
           A               24.850%                     49.700%
          M-1              20.900%                     41.800%
          M-2              17.200%                     34.400%
          M-3              14.950%                     29.900%
          M-4              12.950%                     25.900%
          M-5              11.100%                     22.200%
          M-6               9.400%                     18.800%
          M-7               7.800%                     15.600%
          M-8               6.400%                     12.800%
          M-9               5.200%                     10.400%
          B-1               4.000%                      8.000%
          B-2               2.900%                      5.800%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.20% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

   Distribution Dates            Cumulative Realized Loss Percentage
   ------------------     -------------------------------------------------
                                      1.65% for the first month,
  June 2008 - May 2009    plus an additional 1/12th of 2.10% for each month
                                              thereafter

                                      3.75% for the first month,
  June 2009 - May 2010    plus an additional 1/12th of 2.10% for each month
                                              thereafter

                                      5.85% for the first month,
  June 2010 - May 2011    plus an additional 1/12th of 1.65% for each month
                                              thereafter

                                      7.50% for the first month,
  June 2011 - May 2012    plus an additional 1/12th of 0.50% for each month
                                              thereafter

  June 2012 and thereafter                       8.00%


40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loans balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or on the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receivable and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by each Servicer on or prior to the related determination date or advanced by each Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 50.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.20% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 65.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection
                  (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

(v)   certain swap termination payments to the Supplemental Interest Trust,

(vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, pro rata, and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates until their respective class certificate balances have been reduced to zero; provided that any such amounts allocated to the Class A-2 certificates pursuant to this clause (vi) shall be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates until their respective class certificate balances have been reduced to zero; and

(vii) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)


                                           0-12
                          No Penalty      Months      13-24 Months   25-36 Months   37-48 Months   49-60 Months       Total
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
2 YR ARM                 $186,515,488   $22,422,070   $365,034,298    $32,651,895             $0             $0     $606,623,751
2 YR ARM 40/40             17,013,857     1,461,442     22,481,709      1,133,998              0              0       42,091,006
2 YR ARM BALLOON 30/15        301,780             0      3,867,653         48,249              0              0        4,217,683
2 YR ARM BALLOON 40/30     54,073,599     9,044,309    179,585,894      2,587,616              0              0      245,291,418
2 YR ARM IO                72,831,714    18,201,779    210,544,951     17,425,392              0              0      319,003,836
3 YR ARM                   62,057,329     1,324,798      1,247,966     17,637,864              0              0       82,267,957
3 YR ARM 40/40                931,113             0              0        417,761              0              0        1,348,874
3 YR ARM BALLOON 40/30      8,818,713       183,839        843,722      5,839,536              0              0       15,685,809
3 YR ARM IO                21,574,791       873,950        961,101     18,591,935              0              0       42,001,777
40 YR FIXED                   722,488       514,332              0      2,102,530              0              0        3,339,350
5 YR ARM                    3,753,265       629,647         58,366      7,103,049              0              0       11,544,328
5 YR ARM 40/40                417,099             0              0        554,129              0              0          971,228
5 YR ARM BALLOON 40/30      1,634,250             0        222,859      2,957,300              0              0        4,814,409
5 YR ARM IO                   336,000       368,950        452,955      5,388,701              0              0        6,546,606
6 MO ARM                      133,950       110,996      2,929,543      2,098,136              0              0        5,272,624
FIXED                      48,893,496     4,207,576     19,347,803     82,804,192              0        668,211      155,921,278
FIXED BALLOON 30/15        28,392,396     2,982,530     23,981,313      4,194,688              0              0       59,550,926
FIXED BALLOON 30/15 IO        154,889             0              0              0              0              0          154,889
FIXED BALLOON 40/15           273,774       143,971      1,368,829              0              0              0        1,786,574
FIXED BALLOON 40/30         1,829,311       889,995      1,020,620     11,289,265              0              0       15,029,190
FIXED IO                    2,771,309       354,396        653,803      4,953,777              0              0        8,733,286
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
Total:                   $513,430,612   $63,714,580   $834,603,385   $219,780,011             $0       $668,211   $1,632,196,799
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   --------------


                         No Penalty    0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
2 YR ARM                      11.43%          1.37%          22.36%           2.00%           0.00%           0.00%
2 YR ARM 40/40                 1.04           0.09            1.38            0.07               0               0
2 YR ARM BALLOON 30/15         0.02              0            0.24               0               0               0
2 YR ARM BALLOON 40/30         3.31           0.55           11.00            0.16               0               0
2 YR ARM IO                    4.46           1.12           12.90            1.07               0               0
3 YR ARM                       3.80           0.08            0.08            1.08               0               0
3 YR ARM 40/40                 0.06              0               0            0.03               0               0
3 YR ARM BALLOON 40/30         0.54           0.01            0.05            0.36               0               0
3 YR ARM IO                    1.32           0.05            0.06            1.14               0               0
40 YR FIXED                    0.04           0.03               0            0.13               0               0
5 YR ARM                       0.23           0.04               0            0.44               0               0
5 YR ARM 40/40                 0.03              0               0            0.03               0               0
5 YR ARM BALLOON 40/30         0.10              0            0.01            0.18               0               0
5 YR ARM IO                    0.02           0.02            0.03            0.33               0               0
6 MO ARM                       0.01           0.01            0.18            0.13               0               0
FIXED                          3.00           0.26            1.19            5.07               0            0.04
FIXED BALLOON 30/15            1.74           0.18            1.47            0.26               0               0
FIXED BALLOON 30/15 IO         0.01              0               0               0               0               0
FIXED BALLOON 40/15            0.02           0.01            0.08               0               0               0
FIXED BALLOON 40/30            0.11           0.05            0.06            0.69               0               0
FIXED IO                       0.17           0.02            0.04            0.30               0               0
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
Total:                        31.46%          3.90%          51.13%          13.47%           0.00%           0.04%
----------------------   ----------    -----------    ------------    ------------    ------------    ------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on May 4, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o     100% Principal and Interest Advancing

o Run to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month


------------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1          CDR (%)                                          45.01                        45.09                         46.87
                   Yield (%)                                       5.6455                       5.3449                        0.0409
                   WAL                                               2.66                         2.66                          2.57
                   Modified Duration                                 2.45                         2.45                          2.44
                   Principal Window                         Jan09 - Jan09                Jan09 - Jan09                 Dec08 - Dec08
                   Principal Writedown ($)              15,148.06 (0.02%)           561,590.76 (0.88%)         9,277,434.90 (14.50%)
                   Total Collat Loss ($)          376,255,532.67 (23.22%)      376,759,580.68 (23.25%)       383,902,943.78 (23.69%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2          CDR (%)                                          34.77                        35.11                         36.62
                   Yield (%)                                       5.6591                       5.3409                        0.0112
                   WAL                                               3.16                         3.08                          2.98
                   Modified Duration                                 2.87                         2.80                          2.79
                   Principal Window                         Jul09 - Jul09                Jun09 - Jun09                 May09 - May09
                   Principal Writedown ($)              63,938.60 (0.11%)           688,822.46 (1.15%)        10,155,481.07 (16.94%)
                   Total Collat Loss ($)          326,717,531.44 (20.16%)      326,430,534.97 (20.15%)       334,204,470.29 (20.63%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3          CDR (%)                                          29.69                        29.75                         30.68
                   Yield (%)                                       5.7059                       5.3246                        0.0712
                   WAL                                               3.41                         3.41                          3.31
                   Modified Duration                                 3.07                         3.08                          3.07
                   Principal Window                         Oct09 - Oct09                Oct09 - Oct09                 Sep09 - Sep09
                   Principal Writedown ($)               5,960.95 (0.02%)           521,778.58 (1.43%)         6,833,266.76 (18.74%)
                   Total Collat Loss ($)          296,042,612.58 (18.27%)      296,508,583.83 (18.30%)       301,404,400.66 (18.60%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4          CDR (%)                                          25.74                        25.79                         26.46
                   Yield (%)                                       5.7234                       5.3597                        0.0010
                   WAL                                               3.58                         3.58                          3.55
                   Modified Duration                                  3.2                         3.21                          3.27
                   Principal Window                         Dec09 - Dec09                Dec09 - Dec09                 Dec09 - Dec09
                   Principal Writedown ($)              70,242.92 (0.22%)           530,940.56 (1.64%)         6,669,932.99 (20.58%)
                   Total Collat Loss ($)          268,426,813.44 (16.57%)      268,842,808.44 (16.59%)       274,381,663.23 (16.93%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5          CDR (%)                                          22.25                        22.30                         23.00
                   Yield (%)                                       5.7843                       5.3929                        0.0367
                   WAL                                               3.83                         3.83                          3.71
                   Modified Duration                                  3.4                          3.4                          3.40
                   Principal Window                         Mar10 - Mar10                Mar10 - Mar10                 Feb10 - Feb10
                   Principal Writedown ($)              32,128.97 (0.11%)           526,168.15 (1.76%)         6,443,263.76 (21.50%)
                   Total Collat Loss ($)          243,733,465.28 (15.04%)      244,178,007.20 (15.07%)       248,689,751.62 (15.35%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-6          CDR (%)                                          19.37                        19.43                         19.98
                   Yield (%)                                       5.8993                       5.3849                        0.0775
                   WAL                                               4.00                         4.00                          3.94
                   Modified Duration                                 3.52                         3.53                          3.59
                   Principal Window                         May10 - May10                May10 - May10                 May10 - May10
                   Principal Writedown ($)              23,644.24 (0.09%)           649,126.59 (2.36%)         6,360,412.51 (23.09%)
                   Total Collat Loss ($)          220,388,390.07 (13.60%)      220,953,672.92 (13.64%)       226,104,906.26 (13.96%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-7          CDR (%)                                          16.78                        16.94                         17.44
                   Yield (%)                                       6.3299                       5.3310                        0.0257
                   WAL                                               4.25                         4.16                          4.07
                   Modified Duration                                 3.67                         3.62                          3.68
                   Principal Window                         Aug10 - Aug10                Jul10 - Jul10                 Jul10 - Jul10
                   Principal Writedown ($)              74,381.72 (0.29%)         1,258,151.97 (4.85%)         6,728,747.61 (25.96%)
                   Total Collat Loss ($)          199,116,665.03 (12.29%)      199,514,509.97 (12.31%)       204,455,508.91 (12.62%)
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on May 4, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o     100% Principal and Interest Advancing

o Run to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month


------------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-8        CDR (%)                                            14.72                        14.83                         15.26
                 Yield (%)                                         6.5004                       5.3445                        0.0677
                 WAL                                                 4.33                         4.33                          4.21
                 Modified Duration                                   3.72                         3.73                          3.79
                 Principal Window                           Sep10 - Sep10                Sep10 - Sep10                 Sep10 - Sep10
                 Principal Writedown ($)                51,915.91 (0.23%)         1,308,709.87 (5.77%)         6,208,603.68 (27.37%)
                 Total Collat Loss ($)            179,191,297.03 (11.06%)      180,338,796.19 (11.13%)       184,799,534.63 (11.41%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-9        CDR (%)                                            12.99                        13.15                         13.51
                 Yield (%)                                         7.3693                       5.3951                        0.0187
                 WAL                                                 4.50                         4.48                          4.31
                 Modified Duration                                   3.76                         3.78                          3.83
                 Principal Window                           Nov10 - Nov10                Nov10 - Nov10                 Nov10 - Nov10
                 Principal Writedown ($)                58,747.15 (0.30%)        1,959,151.31 (10.08%)         6,216,406.00 (31.97%)
                 Total Collat Loss ($)            162,713,585.34 (10.04%)      164,453,297.39 (10.15%)       168,346,020.06 (10.39%)
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                                   --------------------------------------------------------------------------------------------
                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class A-1    WAL                    4.44             3.04             2.15             1.36             1.16             1.03
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           305              218              166              33               26               23
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2A   WAL                    1.66             1.19             0.95             0.78             0.66             0.58
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           40               26               21               18               15               13
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2B   WAL                    4.35             2.77             2.00             1.71             1.47             1.25
             First Prin Pay          40               26               21               18               15               13
             Last Prin Pay           73               48               28               23               21               18
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2C   WAL                    8.92             5.82             3.26             2.11             1.83             1.67
             First Prin Pay          73               48               28               23               21               18
             Last Prin Pay           160              105              76               29               24               22
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2D   WAL                    17.24            11.71            8.47             2.60             2.06             1.87
             First Prin Pay          160              105              76               29               24               22
             Last Prin Pay           299              208              155              33               26               23
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-1    WAL                    9.04             6.10             5.50             7.08             5.61             4.64
             First Prin Pay          48               41               53               63               50               42
             Last Prin Pay           274              190              144              128              102              84
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-2    WAL                    9.02             6.06             5.12             5.00             3.94             3.30
             First Prin Pay          48               39               47               51               40               34
             Last Prin Pay           266              183              138              106              84               69
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-3    WAL                    9.00             6.04             4.93             4.47             3.53             2.98
             First Prin Pay          48               39               45               46               36               31
             Last Prin Pay           256              176              132              101              80               66
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-4    WAL                    8.98             6.02             4.83             4.24             3.35             2.83
             First Prin Pay          48               38               43               43               34               29
             Last Prin Pay           248              174              127              97               77               64
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-5    WAL                    8.95             5.99             4.75             4.09             3.23             2.74
             First Prin Pay          48               38               42               41               32               28
             Last Prin Pay           241              168              123              94               74               61
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-6    WAL                    8.92             5.97             4.69             3.97             3.13             2.66
             First Prin Pay          48               38               41               39               31               27
             Last Prin Pay           232              162              118              90               71               59
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-7    WAL                    8.87             5.93             4.62             3.87             3.06             2.60
             First Prin Pay          48               38               40               38               30               26
             Last Prin Pay           223              155              113              86               68               56
-------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-------------------------------------------------------------------------------------------------------------------------------
Class M-8    WAL                    8.82             5.88             4.56             3.78             2.99             2.55
             First Prin Pay          48               37               39               37               29               25
             Last Prin Pay           213              147              107              81               64               53
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-9    WAL                    8.74             5.82             4.50             3.71             2.93             2.50
             First Prin Pay          48               37               39               36               29               25
             Last Prin Pay           201              138              100              77               60               50
-------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o     Prepayments capped at 85% CPR

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised

                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.10             2.77             1.92             1.36             1.16             1.03
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           150              99               71               33               26               23
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.66             1.19             0.95             0.78             0.66             0.58
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           40               26               21               18               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    4.35             2.77             2.00             1.71             1.47             1.25
              First Prin Pay          40               26               21               18               15               13
              Last Prin Pay           73               48               28               23               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    8.89             5.81             3.25             2.11             1.83             1.67
              First Prin Pay          73               48               28               23               21               18
              Last Prin Pay           150              99               71               29               24               22
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.50            8.25             5.91             2.60             2.06             1.87
              First Prin Pay          150              99               71               29               24               22
              Last Prin Pay           150              99               71               33               26               23
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.22             5.49             5.03             4.50             3.58             3.00
              First Prin Pay          48               41               53               54               43               36
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.22             5.47             4.66             4.46             3.54             2.97
              First Prin Pay          48               39               47               51               40               34
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.22             5.46             4.49             4.13             3.27             2.76
              First Prin Pay          48               39               45               46               36               31
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.22             5.45             4.40             3.91             3.09             2.63
              First Prin Pay          48               38               43               43               34               29
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.22             5.44             4.34             3.77             2.98             2.54
              First Prin Pay          48               38               42               41               32               28
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.22             5.44             4.29             3.67             2.90             2.47
              First Prin Pay          48               38               41               39               31               27
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.22             5.44             4.25             3.58             2.84             2.42
              First Prin Pay          48               38               40               38               30               26
              Last Prin Pay           150              99               71               54               43               36
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                   8.22             5.43             4.22             3.52             2.79            2.39
              First Prin Pay         48               37               39               37               29              25
              Last Prin Pay          150              99               71               54               43              36
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                   8.22             5.43             4.21             3.48             2.76            2.36
              First Prin Pay         48               37               39               36               29              25
              Last Prin Pay          150              99               71               54               43              36
-------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR adjust in accordance with the LIBOR Forward Curves as of the close on May 4, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Jun-06            2.57       49      Jun-10            4.93       97      Jun-14            4.86
     2      Jul-06            2.52       50      Jul-10            5.12       98      Jul-14            5.07
     3      Aug-06            2.30       51      Aug-10            4.93       99      Aug-14            4.91
     4      Sep-06            2.28       52      Sep-10            4.93      100      Sep-14            4.94
     5      Oct-06            2.44       53      Oct-10            5.11      101      Oct-14            5.15
     6      Nov-06            2.24       54      Nov-10            4.91      102      Nov-14            4.99
     7      Dec-06            2.43       55      Dec-10            5.09      103      Dec-14            5.19
     8      Jan-07            2.20       56      Jan-11            4.89      104      Jan-15            5.03
     9      Feb-07            2.28       57      Feb-11            4.91      105      Feb-15            5.07
    10      Mar-07            2.82       58      Mar-11            5.49      106      Mar-15            5.63
    11      Apr-07            2.29       59      Apr-11            4.91      107      Apr-15            5.12
    12      May-07            2.47       60      May-11            5.11      108      May-15            5.33
    13      Jun-07            2.30       61      Jun-11            4.91      109      Jun-15            5.18
    14      Jul-07            2.49       62      Jul-11            5.10      110      Jul-15            5.38
    15      Aug-07            2.32       63      Aug-11            4.91      111      Aug-15            5.24
    16      Sep-07            2.32       64      Sep-11            4.91      112      Sep-15            5.28
    17      Oct-07            2.51       65      Oct-11            5.09      113      Oct-15            5.48
    18      Nov-07            2.34       66      Nov-11            4.89      114      Nov-15            5.35
    19      Dec-07            2.55       67      Dec-11            5.07      115      Dec-15            5.54
    20      Jan-08            2.64       68      Jan-12            4.84      116      Jan-16            5.41
    21      Feb-08            3.42       69      Feb-12            4.86      117      Feb-16            5.45
    22      Mar-08            4.38       70      Mar-12            5.24      118      Mar-16            5.82
    23      Apr-08            4.11       71      Apr-12            4.85      119      Apr-16            5.53
    24      May-08            4.29       72      May-12            4.76      120      May-16            5.70
    25      Jun-08            4.11       73      Jun-12            4.54
    26      Jul-08            4.40       74      Jul-12            4.73
    27      Aug-08            4.46       75      Aug-12            4.53
    28      Sep-08            4.70       76      Sep-12            4.52
    29      Oct-08            4.91       77      Oct-12            4.72
    30      Nov-08            4.73       78      Nov-12            4.53
    31      Dec-08            4.92       79      Dec-12            4.74
    32      Jan-09            4.85       80      Jan-13            4.54
    33      Feb-09            4.94       81      Feb-13            4.57
    34      Mar-09            5.58       82      Mar-13            5.18
    35      Apr-09            5.03       83      Apr-13            4.59
    36      May-09            5.20       84      May-13            4.80
    37      Jun-09            5.01       85      Jun-13            4.61
    38      Jul-09            5.03       86      Jul-13            4.83
    39      Aug-09            4.90       87      Aug-13            4.65
    40      Sep-09            4.96       88      Sep-13            4.67
    41      Oct-09            5.15       89      Oct-13            4.89
    42      Nov-09            4.96       90      Nov-13            4.71
    43      Dec-09            5.14       91      Dec-13            4.92
    44      Jan-10            4.94       92      Jan-14            4.73
    45      Feb-10            4.96       93      Feb-14            4.77
    46      Mar-10            5.53       94      Mar-14            5.37
    47      Apr-10            4.96       95      Apr-14            4.82
    48      May-10            5.13       96      May-14            5.03



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution     WAC     Loan Group I   Loan Group II            Distribution     WAC     Loan Group I   Loan Group II
Period       Date       Cap (%)   WAC Cap (%)     WAC Cap (%)    Period       Date       Cap (%)   WAC Cap (%)     WAC Cap (%)
------   ------------   -------   ------------   -------------   ------   ------------   -------   ------------   -------------
     1      Jun-06        22.23          22.35           22.19       49      Jun-10        16.52          16.38           16.57
     2      Jul-06        22.09          22.20           22.05       50      Jul-10        16.86          16.66           16.92
     3      Aug-06        21.67          21.79           21.64       51      Aug-10        16.35          16.17           16.41
     4      Sep-06        21.52          21.63           21.48       52      Sep-10        16.26          16.12           16.30
     5      Oct-06        21.60          21.71           21.56       53      Oct-10        16.55          16.42           16.60
     6      Nov-06        21.15          21.26           21.11       54      Nov-10        16.04          15.91           16.08
     7      Dec-06        21.21          21.32           21.17       55      Dec-10        16.34          16.20           16.39
     8      Jan-07        20.67          20.78           20.64       56      Jan-11        15.87          15.69           15.92
     9      Feb-07        20.49          20.60           20.45       57      Feb-11        15.77          15.61           15.83
    10      Mar-07        21.05          21.17           21.01       58      Mar-11        17.00          16.85           17.05
    11      Apr-07        19.97          20.07           19.93       59      Apr-11        15.60          15.47           15.64
    12      May-07        19.97          20.08           19.93       60      May-11        15.92          15.82           15.96
    13      Jun-07        19.46          19.57           19.42       61      Jun-11        12.22          12.11           12.26
    14      Jul-07        19.47          19.58           19.44       62      Jul-11        12.62          12.50           12.66
    15      Aug-07        18.98          19.09           18.95       63      Aug-11        12.20          12.09           12.24
    16      Sep-07        18.74          18.84           18.71       64      Sep-11        12.19          12.08           12.23
    17      Oct-07        18.76          18.87           18.73       65      Oct-11        12.59          12.47           12.63
    18      Nov-07        18.28          18.38           18.24       66      Nov-11        12.17          12.05           12.21
    19      Dec-07        18.34          18.41           18.32       67      Dec-11        12.56          12.44           12.60
    20      Jan-08        18.12          17.94           18.19       68      Jan-12        12.15          12.03           12.19
    21      Feb-08        18.67          17.92           18.94       69      Feb-12        12.14          12.01           12.18
    22      Mar-08        19.37          18.98           19.50       70      Mar-12        12.96          12.83           13.01
    23      Apr-08        17.81          17.68           17.86       71      Apr-12        12.11          11.99           12.16
    24      May-08        17.25          17.17           17.28       72      May-12        12.51          12.38           12.55
    25      Jun-08        16.39          16.29           16.42       73      Jun-12        12.09          11.96           12.13
    26      Jul-08        16.83          16.62           16.90       74      Jul-12        12.48          12.35           12.53
    27      Aug-08        16.95          16.51           17.10       75      Aug-12        12.07          11.93           12.12
    28      Sep-08        17.05          16.78           17.15       76      Sep-12        12.06          11.92           12.10
    29      Oct-08        17.27          17.11           17.33       77      Oct-12        12.45          12.30           12.50
    30      Nov-08        16.80          16.66           16.84       78      Nov-12        12.03          11.89           12.08
    31      Dec-08        17.01          16.84           17.06       79      Dec-12        12.42          12.27           12.47
    32      Jan-09        16.73          16.37           16.86       80      Jan-13        12.01          11.86           12.06
    33      Feb-09        16.94          16.36           17.14       81      Feb-13        12.00          11.85           12.05
    34      Mar-09        18.28          17.93           18.40       82      Mar-13        13.27          13.10           13.33
    35      Apr-09        17.01          16.81           17.08       83      Apr-13        11.97          11.82           12.02
    36      May-09        17.25          17.07           17.31       84      May-13        12.36          12.20           12.41
    37      Jun-09        16.76          16.57           16.83       85      Jun-13        11.94          11.79           12.00
    38      Jul-09        17.16          16.81           17.28       86      Jul-13        12.33          12.17           12.39
    39      Aug-09        16.98          16.43           17.17       87      Aug-13        11.92          11.76           11.97
    40      Sep-09        17.13          16.79           17.25       88      Sep-13        11.90          11.74           11.96
    41      Oct-09        17.45          17.21           17.53       89      Oct-13        12.29          12.12           12.35
    42      Nov-09        16.94          16.74           17.01       90      Nov-13        11.88          11.71           11.93
    43      Dec-09        17.23          17.01           17.30       91      Dec-13        12.26          12.09           12.32
    44      Jan-10        16.80          16.51           16.90       92      Jan-14        11.85          11.68           11.91
    45      Feb-10        16.85          16.48           16.98       93      Feb-14        11.84          11.67           11.90
    46      Mar-10        18.16          17.95           18.24       94      Mar-14        13.09          12.90           13.16
    47      Apr-10        16.75          16.59           16.81       95      Apr-14        11.81          11.64           11.87
    48      May-10        17.05          16.90           17.10       96      May-14        12.19          12.01           12.25



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution                 Loan Group I   Loan Group II
Period       Date       WAC Cap (%)   WAC Cap (%)     WAC Cap (%)
------   ------------   -----------   ------------   -------------
    97      Jun-14            11.78          11.61           11.84
    98      Jul-14            12.16          11.98           12.23
    99      Aug-14            11.75          11.57           11.82
   100      Sep-14            11.74          11.56           11.80
   101      Oct-14            12.12          11.93           12.18
   102      Nov-14            11.71          11.53           11.78
   103      Dec-14            12.09          11.89           12.16
   104      Jan-15            11.68          11.49           11.75
   105      Feb-15            11.67          11.48           11.74
   106      Mar-15            12.91          12.69           12.98
   107      Apr-15            11.64          11.45           11.71
   108      May-15            12.02          11.81           12.09
   109      Jun-15            11.61          11.42           11.68
   110      Jul-15            11.99          11.78           12.06
   111      Aug-15            11.59          11.38           11.66
   112      Sep-15            11.57          11.37           11.64
   113      Oct-15            11.94          11.73           12.02
   114      Nov-15            11.54          11.34           11.62
   115      Dec-15            11.91          11.70           11.99
   116      Jan-16            11.52          11.30           11.59
   117      Feb-16            11.50          11.29           11.58
   118      Mar-16            12.28          12.05           12.36
   119      Apr-16            11.47          11.26           11.55
   120      May-16            11.84          11.61           11.92


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,573,244,467. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule is calculated as 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


         Distribution   Swap Notional    Fixed Rate              Distribution    Swap Notional    Fixed Rate
Period       Date        Amount ($)     (Trust pays)   Period        Date           Amount       (Trust pays)
------   ------------   -------------   ------------   ------   --------------   -------------   ------------
     1      Jun-06      1,573,244,467          5.210       38       Jul-09         190,360,827          5.440
     2      Jul-06      1,543,743,151          5.260       39       Aug-09         180,270,844          5.450
     3      Aug-06      1,509,366,320          5.310       40       Sep-09         170,737,674          5.470
     4      Sep-06      1,470,224,322          5.330       41       Oct-09         161,729,311          5.480
     5      Oct-06      1,426,486,819          5.350       42       Nov-09         153,215,974          5.490
     6      Nov-06      1,378,354,331          5.370       43       Dec-09         145,169,612          5.500
     7      Dec-06      1,326,084,697          5.360       44       Jan-10         137,563,795          5.500
     8      Jan-07      1,269,976,008          5.420       45       Feb-10         130,299,723          5.510
     9      Feb-07      1,210,789,215          5.340       46       Mar-10         123,083,182          5.520
    10      Mar-07      1,151,502,690          5.330       47       Apr-10         116,259,508          5.520
    11      Apr-07      1,095,030,378          5.330       48       May-10         109,806,589          5.530
    12      May-07      1,041,237,930          5.320       49       Jun-10         103,703,587          5.540
    13      Jun-07        989,997,438          5.320       50       Jul-10          97,930,865          5.550
    14      Jul-07        941,187,127          5.310       51       Aug-10          92,469,913          5.560
    15      Aug-07        894,691,382          5.300       52       Sep-10          87,303,289          5.570
    16      Sep-07        850,399,472          5.300       53       Oct-10          82,414,548          5.570
    17      Oct-07        808,206,309          5.290       54       Nov-10          77,788,191          5.580
    18      Nov-07        768,011,840          5.290       55       Dec-10          73,409,606          5.590
    19      Dec-07        729,581,092          5.290       56       Jan-11          69,265,015          5.590
    20      Jan-08        692,871,804          5.290       57       Feb-11          65,340,731          5.600
    21      Feb-08        654,332,259          5.300       58       Mar-11          61,619,528          5.600
    22      Mar-08        588,138,755          5.300       59       Apr-11          58,096,302          5.610
    23      Apr-08        493,467,318          5.300       60       May-11          54,759,999          5.610
    24      May-08        416,578,277          5.310       61   Jun-11 onwards               0              0
    25      Jun-08        367,853,680          5.310
    26      Jul-08        355,640,742          5.320
    27      Aug-08        349,379,106          5.320
    28      Sep-08        330,410,286          5.330
    29      Oct-08        312,515,239          5.340
    30      Nov-08        295,623,514          5.340
    31      Dec-08        279,677,432          5.350
    32      Jan-09        264,622,687          5.360
    33      Feb-09        250,407,936          5.370
    34      Mar-09        236,988,694          5.390
    35      Apr-09        224,315,795          5.400
    36      May-09        212,346,578          5.410
    37      Jun-09        201,040,868          5.430



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                      $1,632,196,799
Number of Mortgage Loans:                                                 10,736
Average Scheduled Principal Balance:                                    $152,030
Weighted Average Gross Coupon:                                            8.378%
Weighted Average Net Coupon: (2)                                          7.868%
Weighted Average Current FICO Score:                                         627
Weighted Average Original LTV Ratio: (3)                                  77.19%
Weighted Average Combined Original LTV Ratio: (3)                         82.43%
Weighted Average Stated Remaining Term (months):                             353
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                         6.38%
Weighted Average Initial Rate Cap: (4)                                     2.50%
Weighted Average Periodic Rate Cap: (4)                                    1.11%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.54%
Weighted Average Percentage of Loans with Silent Seconds(5):              31.14%
Weighted Average Back-Debt to Income Ratio:                               43.08%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.04%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Current Principal             of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Balance                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              1,760      $51,627,807        3.16%     11.394%        623     $29,334      97.41%       98.14%
$50,001 - $75,000            1,399       86,858,271        5.32       9.802         618      62,086      86.64        93.13
$75,001 - $100,000           1,240      108,650,203        6.66       9.079         618      87,621      83.87        93.20
$100,001 - $125,000          1,268      142,387,189        8.72       8.727         617     112,293      82.71        93.80
$125,001 - $150,000            978      134,398,843        8.23       8.518         615     137,422      81.06        91.40
$150,001 - $200,000          1,385      241,157,513       14.78       8.169         622     174,121      80.97        90.13
$200,001 - $250,000            888      198,249,648       12.15       8.086         624     223,254      80.64        89.71
$250,001 - $300,000            585      159,423,569        9.77       7.961         630     272,519      81.31        89.87
$300,001 - $350,000            403      130,403,332        7.99       7.971         634     323,581      82.16        91.43
$350,001 - $400,000            309      115,629,720        7.08       8.010         632     374,206      82.09        91.19
$400,001 & Above               521      263,410,703       16.14       7.797         646     505,587      81.69        91.19
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Current Principal           Pct. Full     Owner
Balance                        Doc       Occupied
--------------------------------------------------
$50,000 & Below                 58.39%      97.07%
$50,001 - $75,000               63.19       89.52
$75,001 - $100,000              63.39       90.85
$100,001 - $125,000             62.73       94.17
$125,001 - $150,000             59.46       94.91
$150,001 - $200,000             58.27       93.61
$200,001 - $250,000             48.95       93.36
$250,001 - $300,000             44.01       94.99
$300,001 - $350,000             38.35       92.99
$350,001 - $400,000             37.76       96.10
$400,001 & Above                41.21       97.45
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Current Rate                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                     6       $2,042,100        0.13%      5.407%        723    $340,350      80.91%       95.64%
5.50 - 5.99%                    56       16,525,442        1.01       5.833         679     295,097      78.13        88.95
6.00 - 6.49%                   255       66,753,208        4.09       6.269         656     261,777      76.52        86.59
6.50 - 6.99%                   645      159,505,836        9.77       6.765         650     247,296      80.09        89.94
7.00 - 7.49%                   891      189,530,937       11.61       7.256         636     212,717      79.93        90.70
7.50 - 7.99%                 1,500      290,268,308       17.78       7.752         630     193,512      80.79        92.18
8.00 - 8.49%                 1,254      225,345,281       13.81       8.241         627     179,701      81.02        92.40
8.50 - 8.99%                 1,546      248,462,351       15.22       8.732         623     160,713      82.52        92.14
9.00% & Above                4,583      433,763,337       26.58      10.186         609      94,646      87.24        91.76
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Current Rate                   Doc       Occupied
--------------------------------------------------
5.00 - 5.49%                    83.47%     100.00%
5.50 - 5.99%                    78.01       98.37
6.00 - 6.49%                    80.61       99.25
6.50 - 6.99%                    69.95       98.70
7.00 - 7.49%                    64.64       96.50
7.50 - 7.99%                    54.05       96.94
8.00 - 8.49%                    42.46       92.93
8.50 - 8.99%                    37.74       91.46
9.00% & Above                   42.48       91.45
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                          Distribution by Credit Score


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Credit Score                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
740 & Above                    197      $40,702,595        2.49%      7.813%        764    $206,612      84.83%       96.17%
720 - 739                      184       37,098,384        2.27       7.744         729     201,622      85.54        95.56
700 - 719                      279       57,502,659        3.52       7.995         709     206,103      84.47        95.09
680 - 699                      544       98,632,830        6.04       7.933         689     181,310      84.56        95.02
660 - 679                      972      165,072,723       10.11       8.065         669     169,828      82.61        94.27
640 - 659                    1,402      233,148,339       14.28       8.195         649     166,297      83.60        94.34
620 - 639                    1,992      289,109,021       17.71       8.380         629     145,135      82.15        93.98
600 - 619                    1,776      246,082,541       15.08       8.316         609     138,560      82.45        91.34
580 - 599                    1,599      200,090,876       12.26       8.579         589     125,135      82.52        90.71
560 - 579                      861      113,023,537        6.92       9.045         570     131,270      81.97        85.74
540 - 559                      443       70,495,549        4.32       8.983         550     159,132      79.01        80.06
520 - 539                      294       48,070,292        2.95       8.996         530     163,504      77.44        78.36
500 - 519                      193       33,167,451        2.03       9.415         509     171,852      74.69        75.50
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Credit Score                   Doc       Occupied
--------------------------------------------------
740 & Above                     37.86%      81.75%
720 - 739                       40.68       86.64
700 - 719                       28.86       87.64
680 - 699                       35.69       89.27
660 - 679                       31.96       94.56
640 - 659                       39.79       92.81
620 - 639                       40.19       94.88
600 - 619                       66.31       95.60
580 - 599                       74.01       97.64
560 - 579                       70.51       97.49
540 - 559                       68.65       97.37
520 - 539                       65.22       98.12
500 - 519                       55.41       97.42
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                              Distribution by Lien


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Lien                        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1                            8,340   $1,524,826,278       93.42%      8.166%        626    $182,833      81.24%       90.89%
2                            2,396      107,370,521        6.58      11.397         642      44,812      99.34        99.34
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Lien                           Doc       Occupied
--------------------------------------------------
1                               51.47%      94.07%
2                               44.92       97.92
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Combined                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Original LTV                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 246      $38,991,344        2.39%      7.896%        601    $158,501      50.17%       50.45%
60.01 - 70.00%                 451       85,190,861        5.22       7.927         600     188,893      66.84        70.11
70.01 - 80.00%               5,304      969,646,449       59.41       8.022         631     182,814      79.36        93.94
80.01 - 85.00%                 612      111,397,329        6.82       8.490         597     182,022      84.58        86.09
85.01 - 90.00%                 998      179,709,639       11.01       8.560         617     180,070      89.65        90.33
90.01 - 95.00%                 392       57,546,232        3.53       8.934         630     146,802      94.75        94.80
95.01 - 100.00%              2,733      189,714,944       11.62      10.094         651      69,416      99.90        99.90
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Combined                    Pct. Full     Owner
Original LTV                   Doc       Occupied
--------------------------------------------------
60.00% & Below                  57.35%      94.35%
60.01 - 70.00%                  51.16       94.70
70.01 - 80.00%                  47.12       96.38
80.01 - 85.00%                  54.43       91.43
85.01 - 90.00%                  59.32       86.51
90.01 - 95.00%                  58.48       87.37
95.01 - 100.00%                 57.66       94.84
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                          Distribution by Original LTV


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Original LTV                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
60.00% & Below               2,640     $146,307,712        8.96%     10.464%        631     $55,420      86.26%       86.33%
60.01 - 70.00%                 450       84,791,408        5.19       7.911         599     188,425      66.85        70.13
70.01 - 80.00%               5,304      969,646,449       59.41       8.022         631     182,814      79.36        93.94
80.01 - 85.00%                 609      111,276,655        6.82       8.486         597     182,720      84.58        86.09
85.01 - 90.00%                 956      177,963,332       10.90       8.535         617     186,154      89.65        90.34
90.01 - 95.00%                 272       53,127,503        3.25       8.734         629     195,322      94.77        94.83
95.01 - 100.00%                505       89,083,739        5.46       8.615         660     176,403      99.89        99.89
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Original LTV                   Doc       Occupied
--------------------------------------------------
60.00% & Below                  48.24%      96.97%
60.01 - 70.00%                  51.40       94.67
70.01 - 80.00%                  47.12       96.38
80.01 - 85.00%                  54.46       91.42
85.01 - 90.00%                  59.48       86.40
90.01 - 95.00%                  60.21       87.17
95.01 - 100.00%                 71.42       90.97
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                            Distribution by Doc Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Documentation               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Full Doc                     6,068     $833,089,735       51.04%      8.117%        615    $137,292      82.87%       91.05%
Stated Doc                   4,410      758,444,384       46.47       8.648         640     171,983      81.88        92.00
Limited Doc                    178       26,341,122        1.61       8.578         622     147,984      85.37        93.60
No Doc                          80       14,321,558        0.88       8.989         689     179,019      80.12        81.26
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Documentation                  Doc       Occupied
--------------------------------------------------
Full Doc                       100.00%      94.72%
Stated Doc                       0.00       94.54
Limited Doc                      0.00       79.56
No Doc                           0.00       87.32
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                             Distribution by Purpose


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Purpose                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Purchase                     6,753     $928,984,164       56.92%      8.513%        640    $137,566      84.41%       97.14%
Cashout Refi                 3,514      626,428,714       38.38       8.198         610     178,267      79.50        83.47
Rate/term Refi                 469       76,783,921        4.70       8.222         613     163,718      82.37        87.58
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Purpose                        Doc       Occupied
--------------------------------------------------
Purchase                        46.05%      93.34%
Cashout Refi                    56.71       95.59
Rate/term Refi                  65.24       95.99
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                            Distribution by Occupancy


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Occupancy                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Owner Occupied              10,072   $1,539,584,077       94.33%      8.350%        625    $152,858      82.29%       91.67%
Investor                       466       64,741,922        3.97       8.897         656     138,931      84.21        85.22
Second Home                    198       27,870,800        1.71       8.765         656     140,762      85.86        93.51
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Occupancy                      Doc       Occupied
--------------------------------------------------
Owner Occupied                  51.25%     100.00%
Investor                        51.32        0.00
Second Home                     38.62        0.00
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                          Distribution by Property Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Property Type               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Single Family                8,068   $1,176,216,316       72.06%      8.349%        622    $145,788      81.99%       90.60%
PUD                          1,450      227,662,024       13.95       8.373         631     157,008      83.45        93.95
2-4 Family                     657      143,089,601        8.77       8.575         653     217,792      83.40        93.15
Condo                          556       84,507,915        5.18       8.470         644     151,993      84.05        93.64
Townhouse                        5          720,943        0.04       8.430         566     144,189      91.77        91.77
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Property Type                  Doc       Occupied
--------------------------------------------------
Single Family                   54.33%      95.72%
PUD                             48.92       93.28
2-4 Family                      31.43       89.57
Condo                           43.98       85.72
Townhouse                       71.58      100.00
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                              Distribution by State


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
State                       Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
CA                           1,205     $337,061,758       20.65%      7.788%        639    $279,719      81.23%       89.59%
FL                           1,083      185,529,723       11.37       8.371         625     171,311      80.46        88.48
IL                             669      117,362,947        7.19       8.382         630     175,430      84.24        92.97
TX                           1,060       96,235,627        5.90       8.851         616      90,788      82.72        94.53
GA                             795       93,906,103        5.75       8.771         623     118,121      84.03        95.48
MI                             546       56,955,641        3.49       8.897         614     104,314      84.33        91.90
MD                             243       51,279,261        3.14       8.181         625     211,026      81.95        89.76
OH                             531       49,998,470        3.06       8.748         618      94,159      83.99        94.52
AZ                             277       49,128,279        3.01       7.970         626     177,358      79.91        86.42
NJ                             186       45,737,747        2.80       8.439         636     245,902      79.86        88.28
Other                        4,141      549,001,243       33.64       8.555         625     132,577      83.26        92.57
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
State                          Doc       Occupied
--------------------------------------------------
CA                              44.32%      96.87%
FL                              47.06       90.50
IL                              42.03       92.92
TX                              55.11       95.49
GA                              56.57       89.48
MI                              60.52       92.76
MD                              51.88       92.87
OH                              65.49       93.31
AZ                              57.00       94.73
NJ                              38.38       94.19
Other                           54.92       95.35
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                               Distribution by Zip


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Zip                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
93536                           14       $3,727,814        0.23%      7.901%        650    $266,272      82.60%       90.35%
92555                           12        3,509,948        0.22       7.837         630     292,496      85.32        91.76
30016                           25        3,353,011        0.21       8.716         639     134,120      87.72        96.61
60639                           14        3,343,500        0.20       8.214         634     238,821      80.63        89.51
94015                            7        3,162,029        0.19       7.542         680     451,718      85.85        95.21
94587                            7        2,930,474        0.18       6.912         618     418,639      75.80        82.74
92345                           15        2,878,637        0.18       7.900         624     191,909      81.34        94.00
60619                           15        2,782,967        0.17       7.871         643     185,531      84.26        94.14
89123                           10        2,779,310        0.17       7.192         630     277,931      79.20        86.66
20744                            9        2,735,157        0.17       7.592         668     303,906      84.05        92.68
Other                       10,608    1,600,993,950       98.09       8.390         627     150,923      82.42        91.45
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Zip                            Doc       Occupied
--------------------------------------------------
93536                           50.61%     100.00%
92555                           33.93      100.00
30016                           62.04       63.86
60639                           20.17       93.65
94015                           67.88      100.00
94587                          100.00      100.00
92345                           44.11      100.00
60619                           55.42      100.00
89123                           70.60      100.00
20744                           64.11      100.00
Other                           50.95       94.30
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Remaining                   Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Months To                     of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Maturity                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1 - 180                      1,376      $71,868,403        4.40%     11.043%        645     $52,230      97.07%       97.09%
181 - 240                      106        4,048,526        0.25      10.532         631      38,194      95.44        95.78
241 - 360                    8,996    1,508,529,411       92.42       8.244         626     167,689      81.69        91.05
421 - 480                      258       47,750,458        2.93       8.440         636     185,079      82.64        95.22
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




Remaining                                  Pct.
Months To                   Pct. Full     Owner
Maturity                       Doc       Occupied
--------------------------------------------------
1 - 180                         43.83%      98.92%
181 - 240                       72.78      100.00
241 - 360                       51.39       94.15
421 - 480                       49.03       92.51
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                        Distribution by Amortization Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Amortization Type           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     3,842     $606,623,751       37.17%      8.501%        612    $157,893      81.45%       90.38%
2 YR ARM 40/40                 221       42,091,006        2.58       8.489         634     190,457      82.68        95.76
2 YR ARM BALLOON 30/15          66        4,217,683        0.26      10.164         673      63,904      99.61        99.61
2 YR ARM BALLOON 40/30       1,127      245,291,418       15.03       8.033         623     217,650      81.20        90.82
2 YR ARM IO                  1,240      319,003,836       19.54       7.783         654     257,261      82.31        94.95
3 YR ARM                       499       82,267,957        5.04       8.405         611     164,866      81.63        88.08
3 YR ARM 40/40                   8        1,348,874        0.08       8.024         663     168,609      83.49        98.86
3 YR ARM BALLOON 40/30          74       15,685,809        0.96       8.001         621     211,970      78.56        89.55
3 YR ARM IO                    195       42,001,777        2.57       7.701         642     215,394      81.95        93.15
40 YR FIXED                     23        3,339,350        0.20       8.102         651     145,189      80.66        87.43
5 YR ARM                        66       11,544,328        0.71       7.689         633     174,914      76.91        83.50
5 YR ARM 40/40                   6          971,228        0.06       8.050         639     161,871      86.84        93.34
5 YR ARM BALLOON 40/30          24        4,814,409        0.29       7.247         665     200,600      73.04        79.75
5 YR ARM IO                     29        6,546,606        0.40       7.315         648     225,745      85.62        93.18
6 MO ARM                        24        5,272,624        0.32       6.773         640     219,693      80.62        83.68
FIXED                        1,911      155,921,278        9.55       8.885         627      81,591      82.95        88.10
FIXED BALLOON 30/15          1,199       59,550,926        3.65      11.255         643      49,667      99.08        99.11
FIXED BALLOON 30/15 IO           3          154,889        0.01      12.593         662      51,630     100.00       100.00
FIXED BALLOON 40/15             29        1,786,574        0.11      12.102         653      61,606      99.99        99.99
FIXED BALLOON 40/30             66       15,029,190        0.92       7.623         631     227,715      78.83        85.71
FIXED IO                        84        8,733,286        0.54       8.900         661     103,968      87.05        93.22
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Amortization Type              Doc       Occupied
--------------------------------------------------
2 YR ARM                        48.82%      91.95%
2 YR ARM 40/40                  48.19       92.19
2 YR ARM BALLOON 30/15          52.66      100.00
2 YR ARM BALLOON 40/30          57.34       97.43
2 YR ARM IO                     42.76       95.37
3 YR ARM                        49.05       92.00
3 YR ARM 40/40                  58.57       92.88
3 YR ARM BALLOON 40/30          49.46       97.16
3 YR ARM IO                     55.65       98.23
40 YR FIXED                     47.42       94.19
5 YR ARM                        51.01       85.70
5 YR ARM 40/40                  77.83      100.00
5 YR ARM BALLOON 40/30          76.41       98.44
5 YR ARM IO                     65.24       96.17
6 MO ARM                        14.61       85.48
FIXED                           66.53       95.04
FIXED BALLOON 30/15             44.17       99.39
FIXED BALLOON 30/15 IO          21.82      100.00
FIXED BALLOON 40/15             18.77      100.00
FIXED BALLOON 40/30             80.71       98.89
FIXED IO                        64.42       96.01
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Interest                    Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Only                          of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Term                        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
0                            9,184   $1,255,510,404       76.92%      8.554%        620    $136,706      82.42%       90.47%
24                             168       34,031,471        2.09       8.371         651     202,568      82.47        95.18
36                              17        3,139,616        0.19       7.764         645     184,683      77.85        90.06
60                           1,347      333,415,217       20.43       7.744         653     247,524      82.51        94.70
120                             20        6,100,089        0.37       7.229         657     305,004      80.95        93.30
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




Interest                                   Pct.
Only                        Pct. Full     Owner
Term                           Doc       Occupied
--------------------------------------------------
0                               52.82%      93.91%
24                              37.95       82.83
36                              68.68       94.04
60                              45.24       97.07
120                             66.61       94.76
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Initial Periodic Cap


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Initial                     Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Periodic                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Cap                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1.00%                           19       $4,801,598        0.29%      6.647%        643    $252,716      79.42%       82.54%
1.50%                          211       32,314,893        1.98       8.651         599     153,151      79.76        86.24
1.78%                            1          223,502        0.01       8.975         609     223,502      80.00        80.00
1.99%                            1          160,700        0.01       8.999         657     160,700      99.98        99.98
2.00%                        3,429      658,862,906       40.37       8.278         628     192,144      80.35        91.37
3.00%                        3,710      681,863,520       41.78       8.121         625     183,791      83.14        92.21
3.30%                            1          154,680        0.01       8.325         639     154,680      80.00       100.00
5.00%                           48        9,175,969        0.56       7.456         635     191,166      71.18        77.41
6.00%                            1          123,537        0.01       6.375         601     123,537      80.00        80.00
N/A                          3,315      244,515,494       14.98       9.401         633      73,760      86.87        90.91
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




Initial                                    Pct.
Periodic                      Pct.        Owner
Cap                         Full Doc     Occupied
--------------------------------------------------
1.00%                            9.72%      85.23%
1.50%                           68.05       99.31
1.78%                            0.00      100.00
1.99%                          100.00      100.00
2.00%                           51.22       93.40
3.00%                           46.49       94.24
3.30%                            0.00      100.00
5.00%                           66.70       98.57
6.00%                          100.00      100.00
N/A                             61.25       96.40
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
Periodic                      of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Cap                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1.00%                        5,790   $1,071,290,868       65.63%      8.188%        625    $185,024      81.06%       91.56%
1.50%                        1,628      315,879,068       19.35       8.235         632     194,029      83.64        91.50
2.00%                            3          511,369        0.03       7.873         590     170,456      71.31        71.31
N/A                          3,315      244,515,494       14.98       9.401         633      73,760      86.87        90.91
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Periodic                    Pct. Full     Owner
Cap                            Doc       Occupied
--------------------------------------------------
1.00%                           45.38%      93.47%
1.50%                           62.28       95.61
2.00%                          100.00      100.00
N/A                             61.25       96.40
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Months To                     of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Rate Reset                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1 - 12                          24       $5,272,624        0.32%      6.773%        640    $219,693      80.62%       83.68%
13 - 24                      6,496    1,217,227,694       74.58       8.224         626     187,381      81.73        91.88
25 - 36                        776      141,304,417        8.66       8.147         622     182,093      81.40        89.85
49 & Above                     125       23,876,570        1.46       7.512         644     191,013      78.92        85.80
N/A                          3,315      244,515,494       14.98       9.401         633      73,760      86.87        90.91
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Months To                   Pct. Full     Owner
Rate Reset                     Doc       Occupied
--------------------------------------------------
1 - 12                          14.61%      85.48%
13 - 24                         48.94       93.99
25 - 36                         51.15       94.43
49 & Above                      61.12       91.72
N/A                             61.25       96.40
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                        Distribution by Life Maximum Rate


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Life Maximum Rate           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
N/A                          3,315     $244,515,494       14.98%      9.401%        633     $73,760      86.87%       90.91%
0.00 - 11.99%                   41       10,214,826        0.63       6.110         665     249,142      75.48        87.19
12.00 - 12.49%                 151       41,942,885        2.57       6.366         651     277,767      77.23        88.17
12.50 - 12.99%                 361       89,895,054        5.51       6.715         648     249,017      79.02        90.97
13.00 - 13.49%                 589      132,800,936        8.14       7.124         637     225,468      79.30        91.48
13.50 - 13.99%               1,097      235,690,801       14.44       7.525         635     214,850      81.20        92.40
14.00 - 14.49%                 945      187,205,361       11.47       7.959         630     198,101      81.15        92.40
14.50 - 14.99%               1,228      228,164,721       13.98       8.398         625     185,802      82.15        92.27
15.00 - 15.49%                 849      151,944,771        9.31       8.743         621     178,969      81.92        91.58
15.50 - 15.99%                 835      137,732,539        8.44       9.163         616     164,949      83.19        90.84
16.00% & Above               1,325      172,089,409       10.54      10.037         595     129,879      85.27        90.42
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Life Maximum Rate              Doc       Occupied
--------------------------------------------------
N/A                             61.25%      96.40%
0.00 - 11.99%                   69.01      100.00
12.00 - 12.49%                  80.22       98.91
12.50 - 12.99%                  66.77       98.14
13.00 - 13.49%                  64.22       96.62
13.50 - 13.99%                  56.63       97.33
14.00 - 14.49%                  47.02       93.12
14.50 - 14.99%                  39.41       92.13
15.00 - 15.49%                  35.17       92.88
15.50 - 15.99%                  33.46       90.99
16.00% & Above                  50.20       90.21
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------


                             Distribution by Margin


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Margin                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
N/A                          3,315     $244,515,494       14.98%      9.401%        633     $73,760      86.87%       90.91%
0.00 - 4.99%                   294       77,447,143        4.74       6.848         649     263,426      80.37        90.44
5.00 - 5.49%                   499      116,136,140        7.12       7.366         644     232,738      80.91        92.11
5.50 - 5.99%                 1,928      407,944,766       24.99       7.736         628     211,590      80.32        90.36
6.00 - 6.49%                 1,071      201,472,170       12.34       8.132         616     188,116      81.00        90.24
6.50 - 6.99%                 1,203      216,678,114       13.28       8.440         618     180,115      81.54        91.63
7.00 - 7.49%                   876      144,617,317        8.86       8.672         629     165,088      81.95        94.76
7.50 - 7.99%                   707      108,037,178        6.62       9.144         622     152,811      83.58        92.55
8.00 - 8.49%                   458       67,544,336        4.14       9.490         625     147,477      85.42        92.88
8.50 - 8.99%                   200       29,267,487        1.79       9.845         617     146,337      88.10        91.48
9.00 - 9.49%                    77       10,239,464        0.63      10.213         610     132,980      90.77        95.33
9.50% & Above                  108        8,297,189        0.51      11.084         597      76,826      91.99        96.68
----------------------------------------------------------------------------------------------------------------------------
Total:                      10,736   $1,632,196,799      100.00%      8.378%        627    $152,030      82.43%       91.45%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Margin                         Doc       Occupied
--------------------------------------------------
N/A                             61.25%      96.40%
0.00 - 4.99%                    64.39       98.14
5.00 - 5.49%                    49.54       97.35
5.50 - 5.99%                    54.55       96.28
6.00 - 6.49%                    51.63       95.20
6.50 - 6.99%                    41.97       92.95
7.00 - 7.49%                    41.14       93.30
7.50 - 7.99%                    42.68       88.17
8.00 - 8.49%                    39.21       86.45
8.50 - 8.99%                    48.03       82.92
9.00 - 9.49%                    59.82       79.61
9.50% & Above                   74.30       94.25
--------------------------------------------------
Total:                          51.04%      94.33%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $408,995,938
Number of Mortgage Loans:                                                  3,346
Average Scheduled Principal Balance:                                    $122,234
Weighted Average Gross Coupon:                                            8.497%
Weighted Average Net Coupon: (2)                                          7.987%
Weighted Average Current FICO Score:                                         613
Weighted Average Original LTV Ratio: (3)                                  77.94%
Weighted Average Combined Original LTV Ratio: (3)                         80.95%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          24
Weighted Average Gross Margin: (4)                                         6.51%
Weighted Average Initial Rate Cap: (4)                                     2.37%
Weighted Average Periodic Rate Cap: (4)                                    1.11%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.70%
Weighted Average Percentage of Loans with Silent Seconds: (5))            22.39%
Weighted Average Back-Debt to Income Ratio:                               42.51%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date .
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Current Principal             of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Balance                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                430      $13,021,863        3.18%     11.219%        622     $30,283      95.79%       96.94%
$50,001 - $75,000              463       28,697,578        7.02       9.409         612      61,982      83.46        89.54
$75,001 - $100,000             471       41,261,879       10.09       8.789         611      87,605      81.60        89.76
$100,001 - $125,000            497       56,086,412       13.71       8.580         609     112,850      80.94        90.62
$125,001 - $150,000            398       54,665,010       13.37       8.464         606     137,349      79.69        86.48
$150,001 - $200,000            641      111,362,317       27.23       8.181         614     173,732      79.96        86.03
$200,001 - $250,000            371       82,588,752       20.19       8.179         615     222,611      80.15        85.25
$250,001 - $300,000             52       13,668,535        3.34       7.834         626     262,856      78.99        88.79
$300,001 - $350,000             19        6,081,103        1.49       7.457         650     320,058      78.47        96.45
$350,001 - $400,000              2          724,000        0.18       7.917         665     362,000      77.51        92.54
$400,001 & Above                 2          838,490        0.21       9.315         666     419,245      78.89        96.14
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Current Principal           Pct. Full     Owner
Balance                        Doc       Occupied
--------------------------------------------------
$50,000 & Below                 63.74%      98.30%
$50,001 - $75,000               72.32       82.68
$75,001 - $100,000              71.84       84.08
$100,001 - $125,000             69.88       90.22
$125,001 - $150,000             67.53       89.54
$150,001 - $200,000             64.24       90.65
$200,001 - $250,000             53.99       88.95
$250,001 - $300,000             56.37       90.30
$300,001 - $350,000             52.39      100.00
$350,001 - $400,000              0.00      100.00
$400,001 & Above                 0.00       50.53
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                          Distribution by Current Rate


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Current Rate                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                     1         $152,600        0.04%      5.455%        628    $152,600      70.00%       70.00%
5.50 - 5.99%                    12        2,257,189        0.55       5.833         645     188,099      72.37        84.03
6.00 - 6.49%                    70       12,615,713        3.08       6.247         644     180,224      73.37        82.75
6.50 - 6.99%                   168       27,076,992        6.62       6.783         634     161,173      76.35        85.53
7.00 - 7.49%                   287       44,980,424       11.00       7.264         632     156,726      78.97        87.29
7.50 - 7.99%                   464       68,778,381       16.82       7.758         622     148,229      79.36        88.60
8.00 - 8.49%                   402       56,695,124       13.86       8.248         616     141,033      79.81        88.58
8.50 - 8.99%                   543       68,454,177       16.74       8.732         610     126,067      81.33        88.60
9.00% & Above                1,399      127,985,338       31.29       9.947         596      91,483      84.69        87.87
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Current Rate                   Doc       Occupied
--------------------------------------------------
5.00 - 5.49%                   100.00%     100.00%
5.50 - 5.99%                    90.31      100.00
6.00 - 6.49%                    95.62      100.00
6.50 - 6.99%                    88.65       98.14
7.00 - 7.49%                    78.85       93.86
7.50 - 7.99%                    73.71       95.24
8.00 - 8.49%                    61.02       88.82
8.50 - 8.99%                    51.62       86.27
9.00% & Above                   52.72       82.83
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                          Distribution by Credit Score


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Credit Score                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
740 & Above                     38       $4,994,137        1.22%      8.514%        764    $131,425      87.62%       93.01%
720 - 739                       42        5,962,091        1.46       7.936         728     141,955      85.55        91.37
700 - 719                       61        7,858,558        1.92       8.437         710     128,829      85.38        91.46
680 - 699                      140       18,360,059        4.49       8.033         689     131,143      82.50        91.69
660 - 679                      248       30,912,081        7.56       8.057         668     124,645      82.56        92.80
640 - 659                      406       49,116,536       12.01       8.210         649     120,977      81.82        91.79
620 - 639                      556       65,535,397       16.02       8.412         629     117,869      81.13        90.57
600 - 619                      576       69,974,542       17.11       8.262         609     121,484      81.35        89.06
580 - 599                      537       60,429,420       14.78       8.547         589     112,532      80.88        88.06
560 - 579                      295       37,061,549        9.06       9.065         570     125,632      80.91        82.97
540 - 559                      207       26,917,821        6.58       9.129         549     130,038      77.84        78.74
520 - 539                      150       19,902,237        4.87       8.991         531     132,682      76.52        77.54
500 - 519                       90       11,971,510        2.93       9.418         509     133,017      74.38        75.11
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Credit Score                   Doc       Occupied
--------------------------------------------------
740 & Above                     57.99%      33.48%
720 - 739                       48.05       59.03
700 - 719                       34.63       56.66
680 - 699                       53.24       75.22
660 - 679                       48.00       87.81
640 - 659                       53.06       87.89
620 - 639                       55.03       87.41
600 - 619                       76.27       91.58
580 - 599                       76.28       94.84
560 - 579                       71.99       94.85
540 - 559                       70.89       95.37
520 - 539                       69.43       98.66
500 - 519                       63.20       98.91
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                              Distribution by Lien


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Lien                        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1                            2,894     $393,521,865       96.22%      8.377%        613    $135,979      80.23%       87.36%
2                              452       15,474,074        3.78      11.542         632      34,235      99.20        99.20
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Lien                           Doc       Occupied
--------------------------------------------------
1                               64.18%      88.76%
2                               60.00      100.00
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Combined                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Original LTV                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 110      $15,886,523        3.88%      8.080%        595    $144,423      55.78%       56.42%
60.01 - 70.00%                 266       38,113,373        9.32       7.872         598     143,283      66.89        70.89
70.01 - 80.00%               1,645      222,866,132       54.49       8.254         615     135,481      78.89        90.51
80.01 - 85.00%                 251       33,577,576        8.21       8.812         593     133,775      84.44        85.19
85.01 - 90.00%                 381       50,448,518       12.33       8.792         615     132,411      89.59        90.15
90.01 - 95.00%                 121       13,499,269        3.30       9.109         630     111,564      94.70        94.83
95.01 - 100.00%                572       34,604,548        8.46       9.963         641      60,497      99.89        99.89
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Combined                    Pct. Full     Owner
Original LTV                   Doc       Occupied
--------------------------------------------------
60.00% & Below                  59.25%      92.50%
60.01 - 70.00%                  61.23       95.25
70.01 - 80.00%                  61.14       90.98
80.01 - 85.00%                  67.13       88.04
85.01 - 90.00%                  68.36       78.76
90.01 - 95.00%                  74.53       78.91
95.01 - 100.00%                 74.36       89.73
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                          Distribution by Original LTV


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Original LTV                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 562      $31,360,597        7.67%      9.788%        613     $55,802      77.20%       77.53%
60.01 - 70.00%                 266       38,113,373        9.32       7.872         598     143,283      66.89        70.89
70.01 - 80.00%               1,645      222,866,132       54.49       8.254         615     135,481      78.89        90.51
80.01 - 85.00%                 248       33,456,902        8.18       8.801         592     134,907      84.44        85.20
85.01 - 90.00%                 372       50,137,562       12.26       8.781         615     134,778      89.59        90.16
90.01 - 95.00%                  93       12,583,905        3.08       8.942         630     135,311      94.72        94.86
95.01 - 100.00%                160       20,477,468        5.01       8.856         647     127,984      99.92        99.92
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Original LTV                   Doc       Occupied
--------------------------------------------------
60.00% & Below                  59.62%      96.20%
60.01 - 70.00%                  61.23       95.25
70.01 - 80.00%                  61.14       90.98
80.01 - 85.00%                  67.27       87.99
85.01 - 90.00%                  68.26       78.63
90.01 - 95.00%                  76.40       77.38
95.01 - 100.00%                 83.95       82.65
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                       Distribution by Documentation Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Documentation               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Full Doc                     2,217     $261,834,129       64.02%      8.271%        607    $118,103      81.53%       88.45%
Stated Doc                   1,057      138,167,707       33.78       8.900         624     130,717      79.60        86.53
Limited Doc                     58        7,348,871        1.80       8.818         627     126,705      86.00        91.06
No Doc                          14        1,645,231        0.40       9.291         690     117,517      78.65        78.65
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Documentation                  Doc       Occupied
--------------------------------------------------
Full Doc                       100.00%      91.10%
Stated Doc                       0.00       86.67
Limited Doc                      0.00       75.99
No Doc                           0.00       53.83
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                             Distribution by Purpose


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Purpose                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 1,969     $260,678,904       63.74%      8.426%        607    $132,392      78.95%       83.83%
Purchase                     1,153      118,787,957       29.04       8.686         630     103,025      85.03        96.56
Rate/term Refi                 224       29,529,077        7.22       8.364         608     131,826      82.20        87.76
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Purpose                        Doc       Occupied
--------------------------------------------------
Cashout Refi                    63.28%      94.34%
Purchase                        63.28       76.03
Rate/term Refi                  73.54       96.51
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                            Distribution by Occupancy


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Occupancy                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Owner Occupied               2,987     $364,748,350       89.18%      8.436%        609    $122,112      80.61%       87.81%
Investor                       270       31,015,694        7.58       9.092         653     114,873      83.86        85.27
Second Home                     89       13,231,894        3.24       8.772         654     148,673      83.60        93.77
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Occupancy                      Doc       Occupied
--------------------------------------------------
Owner Occupied                  65.39%     100.00%
Investor                        54.65        0.00
Second Home                     48.07        0.00
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                          Distribution by Property Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Property Type               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Single Family                2,786     $329,344,737       80.53%      8.492%        610    $118,214      80.70%       87.36%
PUD                            271       40,011,565        9.78       8.406         622     147,644      82.45        91.68
Condo                          160       21,033,738        5.14       8.688         631     131,461      81.97        87.92




                                           Pct.
                            Pct. Full     Owner
Property Type                  Doc       Occupied
--------------------------------------------------
Single Family                   66.15%      91.85%
PUD                             59.53       84.47
Condo                           49.26       74.06



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral



2-4 Family                     129       18,605,899        4.55       8.571         633     144,232      81.01        87.26
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------


2-4 Family                      52.58       69.10
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                              Distribution by State


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
State                       Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
FL                             443      $66,443,019       16.25%      8.265%        611    $149,984      77.49%       81.59%
GA                             282       33,201,773        8.12       8.764         621     117,737      83.17        94.11
IL                             197       27,055,255        6.62       8.427         614     137,336      83.59        88.32
CA                             121       22,566,065        5.52       7.857         610     186,496      74.51        78.88
TX                             228       21,190,216        5.18       8.653         608      92,940      80.93        88.24
MI                             218       20,983,081        5.13       8.990         605      96,253      82.78        89.29
OH                             189       17,571,709        4.30       8.781         618      92,972      83.60        92.18
AZ                             101       16,004,402        3.91       7.933         617     158,459      78.63        83.23
MD                              76       11,764,787        2.88       8.479         619     154,800      81.54        88.12
WA                              68       11,282,522        2.76       7.934         598     165,919      82.26        86.26
Other                        1,423      160,933,110       39.35       8.620         615     113,094      81.95        90.06
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
State                          Doc       Occupied
--------------------------------------------------
FL                              53.27%      85.33%
GA                              63.95       82.53
IL                              61.41       84.89
CA                              57.00       93.63
TX                              65.90       87.75
MI                              66.61       91.46
OH                              73.39       86.44
AZ                              70.75       95.74
MD                              61.36       84.85
WA                              81.64       97.65
Other                           66.57       91.50
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                               Distribution by Zip


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Zip                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
33313                            9       $1,335,644        0.33%      8.895%        594    $148,405      83.63%       86.09%
30016                            8        1,310,478        0.32       8.936         640     163,810      86.65        93.74
89030                            7        1,073,110        0.26       7.790         633     153,301      78.71        82.06
32703                            6        1,009,661        0.25       7.614         608     168,277      77.02        77.03
30087                            6          977,656        0.24       9.084         651     162,943      84.78        94.92
33068                            5          974,547        0.24       7.799         572     194,909      73.45        73.55
20785                            6          943,289        0.23       8.326         647     157,215      80.58        88.02
10466                            4          937,669        0.23       8.441         696     234,417      79.29        91.92
89110                            5          904,451        0.22       7.267         626     180,890      82.63        82.63
60628                            8          893,583        0.22       8.473         624     111,698      87.53        90.61
Other                        3,282      398,635,850       97.47       8.502         613     121,461      80.93        87.85
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Zip                            Doc       Occupied
--------------------------------------------------
33313                           29.03%      88.62%
30016                           66.77       27.85
89030                           39.85       70.07
32703                          100.00      100.00
30087                           62.45       51.19
33068                           74.99      100.00
20785                           81.49       67.99
10466                            0.00      100.00
89110                           59.32      100.00
60628                           87.94       48.38
Other                           64.14       89.57
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Remaining                   Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Months To                     of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Maturity                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1 - 180                        244       $9,517,321        2.33%     10.859%        630     $39,005      93.58%       93.59%
181 - 240                       43        1,627,757        0.40      10.024         633      37,855      92.22        92.22
241 - 360                    2,968      384,683,158       94.06       8.438         612     129,610      80.54        87.44
421 - 480                       91       13,167,703        3.22       8.332         634     144,700      82.38        94.04
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




Remaining                                  Pct.
Months To                   Pct. Full     Owner
Maturity                       Doc       Occupied
--------------------------------------------------
1 - 180                         60.02%      98.34%
181 - 240                       87.47      100.00
241 - 360                       63.91       88.92
421 - 480                       67.24       88.77
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                        Distribution by Amortization Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Amortization Type           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     1,332     $169,405,654       41.42%      8.614%        603    $127,181      80.28%       86.98%
2 YR ARM 40/40                  77       11,314,764        2.77       8.331         631     146,945      82.13        94.61
2 YR ARM BALLOON 30/15           5          175,779        0.04      11.051         613      35,156     100.00       100.00
2 YR ARM BALLOON 40/30         437       67,405,291       16.48       8.072         609     154,246      80.27        87.85
2 YR ARM IO                    259       43,275,638       10.58       8.151         642     167,087      82.52        93.58
3 YR ARM                       204       27,052,172        6.61       8.871         602     132,609      81.86        85.41
3 YR ARM 40/40                   3          419,305        0.10       8.419         645     139,768      91.79        96.36
3 YR ARM BALLOON 40/30          34        5,369,123        1.31       7.939         616     157,915      77.98        88.24
3 YR ARM IO                     60        8,966,585        2.19       8.251         622     149,443      81.54        89.32
40 YR FIXED                      8          944,429        0.23       8.132         659     118,054      78.06        89.05
5 YR ARM                        28        3,658,837        0.89       7.913         624     130,673      74.85        80.28
5 YR ARM 40/40                   3          489,206        0.12       8.651         640     163,069      88.43        88.43
5 YR ARM BALLOON 40/30          15        2,794,799        0.68       7.203         670     186,320      77.06        85.62
5 YR ARM IO                      6          917,765        0.22       7.615         647     152,961      85.88        91.08
6 MO ARM                        10        1,111,185        0.27       7.960         640     111,118      84.60        88.62
FIXED                          612       52,732,393       12.89       8.648         621      86,164      80.25        84.53
FIXED BALLOON 30/15            194        6,572,279        1.61      11.476         634      33,878      99.11        99.11
FIXED BALLOON 40/15             13          464,011        0.11      12.469         647      35,693     100.00       100.00
FIXED BALLOON 40/30             24        3,548,600        0.87       8.160         608     147,858      75.17        77.80
FIXED IO                        22        2,378,126        0.58       8.298         650     108,097      85.29        92.53
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Amortization Type              Doc       Occupied
--------------------------------------------------
2 YR ARM                        59.80%      86.18%
2 YR ARM 40/40                  66.01       87.78
2 YR ARM BALLOON 30/15         100.00      100.00
2 YR ARM BALLOON 40/30          71.22       96.06
2 YR ARM IO                     55.03       84.33
3 YR ARM                        55.17       85.98
3 YR ARM 40/40                 100.00       77.10
3 YR ARM BALLOON 40/30          67.38       95.35
3 YR ARM IO                     73.03       94.96
40 YR FIXED                     73.25      100.00
5 YR ARM                        60.54       78.21
5 YR ARM 40/40                  55.99      100.00
5 YR ARM BALLOON 40/30          90.16       97.32
5 YR ARM IO                    100.00      100.00
6 MO ARM                        23.72       55.35
FIXED                           75.78       92.65
FIXED BALLOON 30/15             62.37      100.00
FIXED BALLOON 40/15             25.81      100.00
FIXED BALLOON 40/30             79.15       95.29
FIXED IO                        70.52      100.00
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
Interest                    Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
Only                          of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Term                        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
0                            2,999     $353,457,825       86.42%      8.549%        609    $117,859      80.70%       87.03%
24                              65       10,427,226        2.55       8.459         656     160,419      85.30        97.42
36                               8        1,094,200        0.27       8.272         643     136,775      79.39        86.52
60                             274       44,016,687       10.76       8.092         635     160,645      81.96        91.87
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




Interest                                   Pct.
Only                        Pct. Full     Owner
Term                           Doc       Occupied
--------------------------------------------------
0                               64.75%      89.53%
24                              49.70       63.16
36                              60.59       82.89
60                              61.60       92.72
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Initial                     Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Periodic                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Cap                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1.00%                            8         $995,155        0.24%      8.027%        637    $124,394      85.64%       88.93%
1.50%                          114       14,870,570        3.64       8.932         595     130,444      80.64        85.26
1.99%                            1          160,700        0.04       8.999         657     160,700      99.98        99.98
2.00%                        1,403      200,744,337       49.08       8.373         613     143,082      79.33        88.06
3.00%                          917      120,837,401       29.54       8.466         610     131,775      83.28        88.86
5.00%                           29        4,624,401        1.13       7.495         643     159,462      73.02        82.27
6.00%                            1          123,537        0.03       6.375         601     123,537      80.00        80.00
N/A                            873       66,639,838       16.29       8.908         623      76,334      82.12        86.06
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




Initial                                    Pct.
Periodic                    Pct. Full     Owner
Cap                            Doc       Occupied
--------------------------------------------------
1.00%                           20.49%      55.81%
1.50%                           68.16       98.98
1.99%                          100.00      100.00
2.00%                           59.79       86.71
3.00%                           64.92       89.40
5.00%                           73.17       97.17
6.00%                          100.00      100.00
N/A                             74.07       93.93
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                          Distribution by Periodic Cap


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Periodic                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Cap                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1.00%                        1,935     $269,579,119       65.91%      8.364%        612    $139,317      80.11%       88.29%
1.50%                          535       72,265,613       17.67       8.617         609     135,076      83.07        87.74
2.00%                            3          511,369        0.13       7.873         590     170,456      71.31        71.31
N/A                            873       66,639,838       16.29       8.908         623      76,334      82.12        86.06
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Periodic                    Pct. Full     Owner
Cap                            Doc       Occupied
--------------------------------------------------
1.00%                           59.90%      87.31%
1.50%                           69.87       91.69
2.00%                          100.00      100.00
N/A                             74.07       93.93
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Months To                     of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Rate Reset                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1 - 12                          10       $1,111,185        0.27%      7.960%        640    $111,118      84.60%       88.62%
13 - 24                      2,110      291,577,125       71.29       8.411         611     138,188      80.69        88.47
25 - 36                        301       41,807,184       10.22       8.614         609     138,894      81.39        86.72
49 & Above                      52        7,860,606        1.92       7.672         644     151,166      77.77        83.95
N/A                            873       66,639,838       16.29       8.908         623      76,334      82.12        86.06
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Months To                   Pct. Full     Owner
Rate Reset                     Doc       Occupied
--------------------------------------------------
1 - 12                          23.72%      55.35%
13 - 24                         62.00       88.26
25 - 36                         61.02       89.02
49 & Above                      75.39       88.90
N/A                             74.07       93.93
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Life Maximum Rate           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
N/A                            873      $66,639,838       16.29%      8.908%        623     $76,334      82.12%       86.06%
0.00 - 11.99%                   18        3,467,311        0.85       6.188         658     192,628      73.82        87.86
12.00 - 12.49%                  47        8,830,507        2.16       6.323         644     187,883      74.71        86.15
12.50 - 12.99%                 111       17,844,539        4.36       6.830         635     160,762      76.81        87.61
13.00 - 13.49%                 160       25,481,790        6.23       7.228         628     159,261      77.88        88.51
13.50 - 13.99%                 302       45,958,212       11.24       7.691         621     152,180      78.82        89.42
14.00 - 14.49%                 314       47,797,679       11.69       7.984         620     152,222      80.04        88.84
14.50 - 14.99%                 410       57,937,752       14.17       8.463         613     141,312      81.49        88.94
15.00 - 15.49%                 299       38,850,513        9.50       8.864         604     129,935      81.99        87.83
15.50 - 15.99%                 339       42,534,309       10.40       9.295         598     125,470      82.00        86.59
16.00% & Above                 473       53,653,488       13.12       9.935         588     113,432      84.29        87.42
----------------------------------------------------------------------------------------------------------------------------
Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Life Maximum Rate              Doc       Occupied
--------------------------------------------------
N/A                             74.07%      93.93%
0.00 - 11.99%                   93.69      100.00
12.00 - 12.49%                  90.92      100.00
12.50 - 12.99%                  87.76       99.22
13.00 - 13.49%                  80.98       93.13
13.50 - 13.99%                  72.96       93.54
14.00 - 14.49%                  60.47       90.00
14.50 - 14.99%                  52.24       87.59
15.00 - 15.49%                  51.33       85.30
15.50 - 15.99%                  48.88       83.20
16.00% & Above                  58.66       80.39
--------------------------------------------------
Total:                          64.02%      89.18%
--------------------------------------------------


                             Distribution by Margin


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Margin                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
N/A                            873      $66,639,838       16.29%      8.908%        623     $76,334      82.12%       86.06%
0.00 - 4.99%                    53        9,501,761        2.32       7.043         628     179,279      78.87        83.46
5.00 - 5.49%                   110       18,302,665        4.48       7.578         623     166,388      79.16        86.63
5.50 - 5.99%                   719      104,701,832       25.60       7.912         612     145,621      78.34        86.92
6.00 - 6.49%                   383       58,189,162       14.23       8.281         607     151,930      79.96        86.42
6.50 - 6.99%                   339       48,729,886       11.91       8.592         609     143,746      80.91        88.54
7.00 - 7.49%                   281       35,705,541        8.73       8.685         614     127,066      82.25        91.70
7.50 - 7.99%                   289       33,435,972        8.18       9.253         608     115,695      83.15        89.21
8.00 - 8.49%                   192       22,011,519        5.38       9.536         613     114,643      85.97        91.45
8.50 - 8.99%                    63        7,503,130        1.83       9.786         613     119,097      85.67        90.58
9.00 - 9.49%                    25        3,002,169        0.73      10.204         633     120,087      91.40        95.17
9.50% & Above                   19        1,272,464        0.31      10.727         581      66,972      88.61        95.34
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Margin                         Doc       Occupied
--------------------------------------------------
N/A                             74.07%      93.93%
0.00 - 4.99%                    73.51       93.30
5.00 - 5.49%                    75.01       95.10
5.50 - 5.99%                    66.61       93.55
6.00 - 6.49%                    60.39       92.10
6.50 - 6.99%                    55.98       85.06
7.00 - 7.49%                    60.63       88.94
7.50 - 7.99%                    56.16       78.21
8.00 - 8.49%                    57.09       77.17
8.50 - 8.99%                    48.77       68.00
9.00 - 9.49%                    64.85       61.55
9.50% & Above                   79.14       82.90
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Total:                       3,346     $408,995,938      100.00%      8.497%        613    $122,234      80.95%       87.81%
----------------------------------------------------------------------------------------------------------------------------


Total:                          64.02%      89.18%
--------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                      $1,223,200,860
Number of Mortgage Loans:                                                  7,390
Average Scheduled Principal Balance:                                    $165,521
Weighted Average Gross Coupon:                                            8.339%
Weighted Average Net Coupon: (2)                                          7.829%
Weighted Average Current FICO Score:                                         632
Weighted Average Original LTV Ratio: (3)                                  76.94%
Weighted Average Combined Original LTV Ratio: (3)                         82.92%
Weighted Average Stated Remaining Term (months):                             351
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                         6.33%
Weighted Average Initial Rate Cap: (4)                                     2.54%
Weighted Average Periodic Rate Cap: (4)                                    1.12%
Weighted Average Gross Maximum Lifetime Rate: (4)                         14.48%
Weighted Average Percentage of Loans with Silent Seconds: (5)             34.07%
Weighted Average Back-Debt to Income Ratio:                               43.27%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.05%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(2) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Current Principal             of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Balance                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              1,330      $38,605,944        3.16%     11.453%        624     $29,027      97.96%       98.54%
$50,001 - $75,000              936       58,160,694        4.75       9.996         620      62,137      88.20        94.89
$75,001 - $100,000             769       67,388,324        5.51       9.257         622      87,631      85.25        95.30
$100,001 - $125,000            771       86,300,777        7.06       8.823         622     111,934      83.86        95.87
$125,001 - $150,000            580       79,733,833        6.52       8.554         622     137,472      82.00        94.78
$150,001 - $200,000            744      129,795,196       10.61       8.159         629     174,456      81.84        93.65
$200,001 - $250,000            517      115,660,896        9.46       8.019         631     223,715      80.99        92.89
$250,001 - $300,000            533      145,755,034       11.92       7.973         631     273,462      81.52        89.97
$300,001 - $350,000            384      124,322,229       10.16       7.996         633     323,756      82.35        91.19
$350,001 - $400,000            307      114,905,720        9.39       8.011         632     374,286      82.12        91.18
$400,001 & Above               519      262,572,213       21.47       7.792         646     505,919      81.70        91.17
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Current Principal             Pct.        Owner
Balance                     Full Doc     Occupied
--------------------------------------------------
$50,000 & Below                 56.58%      96.66%
$50,001 - $75,000               58.69       92.90
$75,001 - $100,000              58.22       94.99
$100,001 - $125,000             58.08       96.74
$125,001 - $150,000             53.93       98.60
$150,001 - $200,000             53.15       96.16
$200,001 - $250,000             45.34       96.51
$250,001 - $300,000             42.86       95.43
$300,001 - $350,000             37.66       92.65
$350,001 - $400,000             38.00       96.07
$400,001 & Above                41.34       97.60
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Current Rate


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Current Rate                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                     5       $1,889,500        0.15%      5.403%        730    $377,900      81.79%       97.71%
5.50 - 5.99%                    44       14,268,252        1.17       5.833         685     324,278      79.05        89.73
6.00 - 6.49%                   185       54,137,495        4.43       6.274         659     292,635      77.26        87.49
6.50 - 6.99%                   477      132,428,844       10.83       6.761         653     277,629      80.85        90.84
7.00 - 7.49%                   604      144,550,513       11.82       7.253         638     239,322      80.22        91.75
7.50 - 7.99%                 1,036      221,489,927       18.11       7.750         632     213,793      81.24        93.30
8.00 - 8.49%                   852      168,650,157       13.79       8.239         631     197,946      81.42        93.69
8.50 - 8.99%                 1,003      180,008,174       14.72       8.732         628     179,470      82.97        93.49
9.00% & Above                3,184      305,777,999       25.00      10.287         614      96,036      88.30        93.38
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Current Rate                   Doc       Occupied
--------------------------------------------------
5.00 - 5.49%                    82.14%     100.00%
5.50 - 5.99%                    76.07       98.11
6.00 - 6.49%                    77.11       99.07
6.50 - 6.99%                    66.12       98.82
7.00 - 7.49%                    60.22       97.32
7.50 - 7.99%                    47.94       97.47
8.00 - 8.49%                    36.22       94.31
8.50 - 8.99%                    32.46       93.43
9.00% & Above                   38.20       95.06
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                          Distribution by Credit Score


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Credit Score                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
740 & Above                    159      $35,708,459        2.92%      7.715%        764    $224,582      84.44%       96.61%
720 - 739                      142       31,136,293        2.55       7.707         729     219,270      85.54        96.36
700 - 719                      218       49,644,100        4.06       7.926         708     227,725      84.32        95.66
680 - 699                      404       80,272,771        6.56       7.910         688     198,695      85.03        95.78
660 - 679                      724      134,160,642       10.97       8.067         669     185,305      82.62        94.61
640 - 659                      996      184,031,803       15.05       8.191         649     184,771      84.08        95.02
620 - 639                    1,436      223,573,624       18.28       8.370         629     155,692      82.45        94.98
600 - 619                    1,200      176,107,999       14.40       8.338         609     146,757      82.89        92.24
580 - 599                    1,062      139,661,456       11.42       8.592         589     131,508      83.23        91.86
560 - 579                      566       75,961,988        6.21       9.035         570     134,208      82.48        87.09
540 - 559                      236       43,577,728        3.56       8.893         550     184,651      79.74        80.87
520 - 539                      144       28,168,055        2.30       8.999         530     195,611      78.09        78.94
500 - 519                      103       21,195,941        1.73       9.414         510     205,786      74.86        75.72
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Credit Score                   Doc       Occupied
--------------------------------------------------
740 & Above                     35.04%      88.51%
720 - 739                       39.27       91.93
700 - 719                       27.95       92.54
680 - 699                       31.68       92.48
660 - 679                       28.26       96.11
640 - 659                       36.25       94.12
620 - 639                       35.84       97.07
600 - 619                       62.36       97.20
580 - 599                       73.02       98.85
560 - 579                       69.78       98.78
540 - 559                       67.27       98.61
520 - 539                       62.24       97.74
500 - 519                       51.02       96.58
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                              Distribution by Lien


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Lien                        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1                            5,446   $1,131,304,414       92.49%      8.092%        631    $207,731      81.59%       92.12%
2                            1,944       91,896,447        7.51      11.372         644      47,272      99.37        99.37
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Lien                           Doc       Occupied
--------------------------------------------------
1                               47.05%      95.92%
2                               42.38       97.57
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Combined                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Original LTV                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 136      $23,104,822        1.89%      7.770%        606    $169,888      46.31%       46.35%
60.01 - 70.00%                 185       47,077,488        3.85       7.971         601     254,473      66.81        69.48
70.01 - 80.00%               3,659      746,780,317       61.05       7.953         636     204,094      79.50        94.96
80.01 - 85.00%                 361       77,819,753        6.36       8.350         599     215,567      84.63        86.47
85.01 - 90.00%                 617      129,261,121       10.57       8.469         618     209,499      89.67        90.40
90.01 - 95.00%                 271       44,046,963        3.60       8.880         630     162,535      94.77        94.80
95.01 - 100.00%              2,161      155,110,396       12.68      10.124         653      71,777      99.90        99.90
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Combined                    Pct. Full     Owner
Original LTV                   Doc       Occupied
--------------------------------------------------
60.00% & Below                  56.05%      95.61%
60.01 - 70.00%                  43.01       94.25
70.01 - 80.00%                  42.93       98.00
80.01 - 85.00%                  48.96       92.89
85.01 - 90.00%                  55.79       89.54
90.01 - 95.00%                  53.56       89.96
95.01 - 100.00%                 53.93       95.98
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Original LTV


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Original LTV                Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
60.00% & Below               2,078     $114,947,115        9.40%     10.648%        636     $55,316      88.73%       88.73%
60.01 - 70.00%                 184       46,678,036        3.82       7.943         600     253,685      66.82        69.52
70.01 - 80.00%               3,659      746,780,317       61.05       7.953         636     204,094      79.50        94.96
80.01 - 85.00%                 361       77,819,753        6.36       8.350         599     215,567      84.63        86.47
85.01 - 90.00%                 584      127,825,771       10.45       8.439         618     218,880      89.67        90.42
90.01 - 95.00%                 179       40,543,598        3.31       8.669         629     226,501      94.79        94.82
95.01 - 100.00%                345       68,606,271        5.61       8.543         663     198,859      99.88        99.88
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Original LTV                   Doc       Occupied
--------------------------------------------------
60.00% & Below                  45.13%      97.18%
60.01 - 70.00%                  43.38       94.20
70.01 - 80.00%                  42.93       98.00
80.01 - 85.00%                  48.96       92.89
85.01 - 90.00%                  56.04       89.45
90.01 - 95.00%                  55.19       90.21
95.01 - 100.00%                 67.68       93.45
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                          Distribution by Documentation


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Documentation               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Stated Doc                   3,353     $620,276,677       50.71%      8.591%        644    $184,992      82.39%       93.22%
Full Doc                     3,851      571,255,606       46.70       8.046         618     148,340      83.49        92.24
Limited Doc                    120       18,992,251        1.55       8.485         621     158,269      85.13        94.58
No Doc                          66       12,676,327        1.04       8.950         689     192,066      80.31        81.60
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Documentation                  Doc       Occupied
--------------------------------------------------
Stated Doc                       0.00%      96.29%
Full Doc                       100.00       96.38
Limited Doc                      0.00       80.94
No Doc                           0.00       91.66
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                             Distribution by Purpose


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Purpose                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Purchase                     5,600     $810,196,206       66.24%      8.488%        641    $144,678      84.32%       97.23%
Cashout Refi                 1,545      365,749,810       29.90       8.035         613     236,731      79.89        83.21
Rate/term Refi                 245       47,254,844        3.86       8.133         616     192,877      82.47        87.47
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Purpose                        Doc       Occupied
--------------------------------------------------
Purchase                        43.52%      95.87%
Cashout Refi                    52.02       96.48
Rate/term Refi                  60.05       95.66
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                            Distribution by Occupancy


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Occupancy                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Owner Occupied               7,085   $1,174,835,727       96.05%      8.323%        631    $165,820      82.81%       92.87%
Investor                       196       33,726,227        2.76       8.717         659     172,073      84.53        85.17
Second Home                    109       14,638,906        1.20       8.758         659     134,302      87.90        93.28
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Occupancy                      Doc       Occupied
--------------------------------------------------
Owner Occupied                  46.86%     100.00%
Investor                        48.27        0.00
Second Home                     30.08        0.00
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Property Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Property Type               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
Single Family                5,282     $846,871,579       69.23%      8.294%        627    $160,332      82.49%       91.85%
PUD                          1,179      187,650,459       15.34       8.366         632     159,161      83.67        94.43
2-4 Family                     528      124,483,702       10.18       8.576         656     235,765      83.75        94.03
Condo                          396       63,474,177        5.19       8.397         648     160,288      84.75        95.53
Townhouse                        5          720,943        0.06       8.430         566     144,189      91.77        91.77
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Property Type                  Doc       Occupied
--------------------------------------------------
Single Family                   49.74%      97.22%
PUD                             46.65       95.16
2-4 Family                      28.27       92.63
Condo                           42.23       89.59
Townhouse                       71.58      100.00
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                              Distribution by State


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
State                       Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
CA                           1,084     $314,495,693       25.71%      7.783%        641    $290,125      81.71%       90.36%
FL                             640      119,086,704        9.74       8.431         633     186,073      82.12        92.33
IL                             472       90,307,692        7.38       8.368         635     191,330      84.44        94.36
TX                             832       75,045,411        6.14       8.907         618      90,199      83.23        96.30
GA                             513       60,704,330        4.96       8.775         624     118,332      84.50        96.22
MD                             167       39,514,473        3.23       8.092         626     236,614      82.07        90.25
NY                             127       38,928,566        3.18       8.513         632     306,524      79.20        86.89
NJ                             144       38,224,300        3.12       8.472         639     265,447      80.50        89.28
MI                             328       35,972,560        2.94       8.842         620     109,672      85.24        93.43
MA                             147       33,791,472        2.76       8.474         649     229,874      84.27        98.16
Other                        2,936      377,129,658       30.83       8.517         627     128,450      83.88        93.60
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
State                          Doc       Occupied
--------------------------------------------------
CA                              43.41%      97.10%
FL                              43.60       93.39
IL                              36.23       95.33
TX                              52.06       97.67
GA                              52.54       93.28
MD                              49.05       95.25
NY                              38.48       95.35
NJ                              33.40       95.73
MI                              56.97       93.53
MA                              24.45       96.57
Other                           53.89       96.68
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                               Distribution by Zip


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Zip                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
92555                           12       $3,509,948        0.29%      7.837%        630    $292,496      85.32%       91.76%
93536                           13        3,506,861        0.29       7.828         659     269,759      83.61        91.85
94015                            7        3,162,029        0.26       7.542         680     451,718      85.85        95.21
94587                            7        2,930,474        0.24       6.912         618     418,639      75.80        82.74
20744                            9        2,735,157        0.22       7.592         668     303,906      84.05        92.68
89123                            9        2,655,773        0.22       7.230         632     295,086      79.16        86.97
90220                            9        2,554,815        0.21       7.812         628     283,868      82.03        94.60
22554                            9        2,486,859        0.20       7.843         632     276,318      80.71        95.94
60639                            9        2,454,693        0.20       8.414         649     272,744      83.36        93.80
94585                            7        2,436,833        0.20       7.675         629     348,119      81.99        88.68
Other                        7,299    1,194,767,417       97.68       8.355         632     163,689      82.94        92.69
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Zip                            Doc       Occupied
--------------------------------------------------
92555                           33.93%     100.00%
93536                           53.80      100.00
94015                           67.88      100.00
94587                          100.00      100.00
20744                           64.11      100.00
89123                           69.23      100.00
90220                           48.19      100.00
22554                           43.48      100.00
60639                            0.00      100.00
94585                           46.61      100.00
Other                           46.54       95.95
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Remaining                   Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Months To                     of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Maturity                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1 - 180                      1,132      $62,351,082        5.10%     11.071%        647     $55,080      97.61%       97.63%
181 - 240                       63        2,420,770        0.20      10.873         630      38,425      97.61        98.17
241 - 360                    6,028    1,123,846,254       91.88       8.177         631     186,438      82.08        92.28
421 - 480                      167       34,582,755        2.83       8.482         636     207,082      82.74        95.67
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




Remaining                                  Pct.
Months To                   Pct. Full     Owner
Maturity                       Doc       Occupied
--------------------------------------------------
1 - 180                         41.35%      99.01%
181 - 240                       62.90      100.00
241 - 360                       47.11       95.94
421 - 480                       42.10       93.93
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                        Distribution by Amortization Type


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Amortization Type           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     2,510     $437,218,097       35.74%      8.457%        616    $174,190      81.90%       91.69%
2 YR ARM 40/40                 144       30,776,242        2.52       8.548         634     213,724      82.88        96.19
2 YR ARM BALLOON 30/15          61        4,041,904        0.33      10.125         676      66,261      99.59        99.59
2 YR ARM BALLOON 40/30         690      177,886,127       14.54       8.018         629     257,806      81.56        91.94
2 YR ARM IO                    981      275,728,198       22.54       7.726         656     281,068      82.28        95.17
3 YR ARM                       295       55,215,785        4.51       8.177         615     187,172      81.52        89.39
3 YR ARM 40/40                   5          929,569        0.08       7.846         672     185,914      79.75        99.99
3 YR ARM BALLOON 40/30          40       10,316,686        0.84       8.033         624     257,917      78.86        90.23
3 YR ARM IO                    135       33,035,192        2.70       7.552         648     244,705      82.06        94.18
40 YR FIXED                     15        2,394,921        0.20       8.090         648     159,661      81.68        86.80
5 YR ARM                        38        7,885,491        0.64       7.585         637     207,513      77.86        85.00
5 YR ARM 40/40                   3          482,022        0.04       7.440         638     160,674      85.22        98.32
5 YR ARM BALLOON 40/30           9        2,019,610        0.17       7.310         657     224,401      67.47        71.64
5 YR ARM IO                     23        5,628,841        0.46       7.266         649     244,732      85.57        93.52
6 MO ARM                        14        4,161,439        0.34       6.456         640     297,246      79.56        82.36
FIXED                        1,299      103,188,885        8.44       9.007         631      79,437      84.32        89.93
FIXED BALLOON 30/15          1,005       52,978,647        4.33      11.228         644      52,715      99.08        99.11
FIXED BALLOON 30/15 IO           3          154,889        0.01      12.593         662      51,630     100.00       100.00
FIXED BALLOON 40/15             16        1,322,563        0.11      11.973         655      82,660      99.99        99.99
FIXED BALLOON 40/30             42       11,480,590        0.94       7.457         639     273,347      79.96        88.16
FIXED IO                        62        6,355,161        0.52       9.125         665     102,503      87.70        93.48
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Amortization Type              Doc       Occupied
--------------------------------------------------
2 YR ARM                        44.56%      94.18%
2 YR ARM 40/40                  41.64       93.81
2 YR ARM BALLOON 30/15          50.60      100.00
2 YR ARM BALLOON 40/30          52.09       97.95
2 YR ARM IO                     40.83       97.10
3 YR ARM                        46.05       94.95
3 YR ARM 40/40                  39.88      100.00
3 YR ARM BALLOON 40/30          40.14       98.10
3 YR ARM IO                     50.93       99.12
40 YR FIXED                     37.24       91.90
5 YR ARM                        46.59       89.17
5 YR ARM 40/40                 100.00      100.00
5 YR ARM BALLOON 40/30          57.38      100.00
5 YR ARM IO                     59.57       95.54
6 MO ARM                        12.17       93.52
FIXED                           61.81       96.27
FIXED BALLOON 30/15             41.91       99.32
FIXED BALLOON 30/15 IO          21.82      100.00
FIXED BALLOON 40/15             16.30      100.00
FIXED BALLOON 40/30             81.19      100.00
FIXED IO                        62.14       94.52
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                       Distribution by Interest Only Term


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Interest                    Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Only                          of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Term                        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
0                            6,185     $902,052,579       73.75%      8.556%        623    $145,845      83.10%       91.82%
24                             103       23,604,245        1.93       8.333         649     229,167      81.22        94.19
36                               9        2,045,416        0.17       7.492         645     227,268      77.02        91.96
60                           1,073      289,398,531       23.66       7.691         656     269,710      82.60        95.13
120                             20        6,100,089        0.50       7.229         657     305,004      80.95        93.30
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




Interest                                   Pct.
Only                        Pct. Full     Owner
Term                           Doc       Occupied
--------------------------------------------------
0                               48.14%      95.62%
24                              32.76       91.52
36                              73.01      100.00
60                              42.75       97.74
120                             66.61       94.76
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
Initial                     Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Periodic                      of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Cap                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1.00%                           11       $3,806,443        0.31%      6.287%        644    $346,040      77.80%       80.87%
1.50%                           97       17,444,323        1.43       8.411         603     179,838      79.02        87.08
1.78%                            1          223,502        0.02       8.975         609     223,502      80.00        80.00
2.00%                        2,026      458,118,569       37.45       8.236         635     226,120      80.80        92.82
3.00%                        2,793      561,026,119       45.87       8.046         629     200,869      83.11        92.94
3.30%                            1          154,680        0.01       8.325         639     154,680      80.00       100.00
5.00%                           19        4,551,568        0.37       7.415         626     239,556      69.30        72.48
N/A                          2,442      177,875,656       14.54       9.585         637      72,840      88.65        92.72
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




Initial                                    Pct.
Periodic                      Pct.        Owner
Cap                         Full Doc     Occupied
--------------------------------------------------
1.00%                            6.90%      92.92%
1.50%                           67.96       99.59
1.78%                            0.00      100.00
2.00%                           47.46       96.33
3.00%                           42.52       95.29
3.30%                            0.00      100.00
5.00%                           60.12      100.00
N/A                             56.44       97.33
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                          Distribution by Periodic Cap


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
Periodic                      of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Cap                         Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1.00%                        3,855     $801,711,749       65.54%      8.128%        629    $207,967      81.38%       92.66%
1.50%                        1,093      243,613,455       19.92       8.122         639     222,885      83.81        92.61
N/A                          2,442      177,875,656       14.54       9.585         637      72,840      88.65        92.72
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Periodic                    Pct. Full     Owner
Cap                            Doc       Occupied
--------------------------------------------------
1.00%                           40.49%      95.54%
1.50%                           60.03       96.77
N/A                             56.44       97.33
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Months To                     of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Rate Reset                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
1 - 12                          14       $4,161,439        0.34%      6.456%        640    $297,246      79.56%       82.36%
13 - 24                      4,386      925,650,568       75.67       8.165         631     211,047      82.06        92.96
25 - 36                        475       99,497,233        8.13       7.952         627     209,468      81.41        91.17
49 & Above                      73       16,015,964        1.31       7.434         644     219,397      79.48        86.71
N/A                          2,442      177,875,656       14.54       9.585         637      72,840      88.65        92.72
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
Months To                   Pct. Full     Owner
Rate Reset                     Doc       Occupied
--------------------------------------------------
1 - 12                          12.17%      93.52%
13 - 24                         44.82       95.79
25 - 36                         47.00       96.71
49 & Above                      54.12       93.10
N/A                             56.44       97.33
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                      Weighted
                                                       Pct. Of                 Weighted                 Avg.
                            Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Life Maximum Rate           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
N/A                          2,442     $177,875,656       14.54%      9.585%        637     $72,840      88.65%       92.72%
0.00 - 11.99%                   23        6,747,515        0.55       6.069         668     293,370      76.34        86.85
12.00 - 12.49%                 104       33,112,378        2.71       6.378         653     318,388      77.90        88.70
12.50 - 12.99%                 250       72,050,515        5.89       6.687         652     288,202      79.56        91.81
13.00 - 13.49%                 429      107,319,145        8.77       7.100         640     250,161      79.64        92.18
13.50 - 13.99%                 795      189,732,589       15.51       7.485         639     238,657      81.78        93.12
14.00 - 14.49%                 631      139,407,682       11.40       7.950         634     220,931      81.53        93.63
14.50 - 14.99%                 818      170,226,969       13.92       8.376         629     208,101      82.37        93.40
15.00 - 15.49%                 550      113,094,258        9.25       8.702         626     205,626      81.89        92.87
15.50 - 15.99%                 496       95,198,230        7.78       9.103         624     191,932      83.72        92.73
16.00% & Above                 852      118,435,922        9.68      10.083         598     139,009      85.71        91.77
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Life Maximum Rate              Doc       Occupied
--------------------------------------------------
N/A                             56.44%      97.33%
0.00 - 11.99%                   56.32      100.00
12.00 - 12.49%                  77.36       98.62
12.50 - 12.99%                  61.56       97.87
13.00 - 13.49%                  60.24       97.44
13.50 - 13.99%                  52.67       98.24
14.00 - 14.49%                  42.41       94.19
14.50 - 14.99%                  35.05       93.68
15.00 - 15.49%                  29.62       95.49
15.50 - 15.99%                  26.58       94.48
16.00% & Above                  46.37       94.66
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------


                             Distribution by Margin


                                                                                                      Weighted
                                                       Pct. Of     Weighted    Weighted                 Avg.
                            Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                              of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Margin                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
----------------------------------------------------------------------------------------------------------------------------
N/A                          2,442     $177,875,656       14.54%      9.585%        637     $72,840      88.65%       92.72%
0.00 - 4.99%                   241       67,945,382        5.55       6.820         652     281,931      80.58        91.41
5.00 - 5.49%                   389       97,833,475        8.00       7.326         648     251,500      81.24        93.14
5.50 - 5.99%                 1,209      303,242,934       24.79       7.676         634     250,821      81.00        91.55
6.00 - 6.49%                   688      143,283,008       11.71       8.071         620     208,260      81.42        91.79
6.50 - 6.99%                   864      167,948,229       13.73       8.396         621     194,385      81.73        92.53
7.00 - 7.49%                   595      108,911,776        8.90       8.668         634     183,045      81.85        95.76
7.50 - 7.99%                   418       74,601,205        6.10       9.095         628     178,472      83.77        94.04
8.00 - 8.49%                   266       45,532,817        3.72       9.468         631     171,176      85.15        93.57
8.50 - 8.99%                   137       21,764,357        1.78       9.865         618     158,864      88.94        91.80
9.00 - 9.49%                    52        7,237,295        0.59      10.216         600     139,179      90.51        95.39
9.50% & Above                   89        7,024,726        0.57      11.149         600      78,930      92.60        96.93
----------------------------------------------------------------------------------------------------------------------------
Total:                       7,390   $1,223,200,860      100.00%      8.339%        632    $165,521      82.92%       92.66%
----------------------------------------------------------------------------------------------------------------------------




                                           Pct.
                            Pct. Full     Owner
Margin                         Doc       Occupied
--------------------------------------------------
N/A                             56.44%      97.33%
0.00 - 4.99%                    63.12       98.82
5.00 - 5.49%                    44.78       97.77
5.50 - 5.99%                    50.39       97.23
6.00 - 6.49%                    48.07       96.46
6.50 - 6.99%                    37.91       95.24
7.00 - 7.49%                    34.75       94.73
7.50 - 7.99%                    36.64       92.63
8.00 - 8.49%                    30.56       90.93
8.50 - 8.99%                    47.77       88.07
9.00 - 9.49%                    57.74       87.10
9.50% & Above                   73.43       96.31
--------------------------------------------------
Total:                          46.70%      96.05%
--------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      A-52